UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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InspireMD, Inc.
3 Menorat Hamaor St.
Tel Aviv, Israel 67448
Telephone: 972-3-6917691

October 11, 2011

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of InspireMD, Inc. to be held at 8:30 a.m., Israel time, on October 31, 2011 at the offices of InspireMD, Inc., located at 3 Menorat Hamaor St., Tel Aviv, Israel 67448. Please see the enclosed Notice of Special Meeting of Stockholders for information regarding admission to the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Please submit your proxy or attend the meeting and vote in person so your vote will be counted.

To vote your shares, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.  I look forward to seeing you at the special meeting.

Sincerely,

/s/ Ofir Paz

Ofir Paz
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 31, 2011:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at:

www.proxyvote.com

InspireMD, Inc.
3 Menorat Hamaor St.
Tel Aviv, Israel 67448
Telephone: 972-3-6917691

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held October 31, 2011

A Special Meeting of Stockholders of InspireMD, Inc., a Delaware corporation (the “Company”), will be held at 8:30 a.m., Israel time, on October 31, 2011 at the offices of InspireMD, Inc., located at 3 Menorat Hamaor St., Tel Aviv, Israel 67448. We will consider and act on the following items of business at the Special Meeting:

(1)	Amendment of the InspireMD, Inc. 2011 UMBRELLA Option Plan to add an additional 5,531,900 shares of common stock.

(2)
Authorization of the Board of Directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of one-for-two to one-for-four, such ratio to be determined by the Board.

(3)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

(4)	Such other business as may properly come before the Special Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote FOR the approval of the amendment of the Company’s 2011 UMBRELLA Option Plan, FOR the authorization of the Board of Directors to effect the reverse stock split and FOR the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Board of Directors has fixed the close of business on September 23, 2011 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting.  A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting.

Please note that in order to gain admission to the site of our Special Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the special meeting, we strongly encourage you to advise Craig Shore, Chief Financial Officer, Secretary and Treasurer, by email at craigs@inspiremd.com or phone at 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., Israel time, on October 28, 2011. In the event that you do not advise us ahead of time that you will be attending the Special Meeting, we encourage you to arrive at the meeting no later than 8:00 a.m., Israel time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of The Board of Directors,

/s/ Asher Holzer

Asher Holzer, PhD
Chairman

October 11, 2011

TABLE OF CONTENTS

Page
About the Special Meeting	1

Security Ownership of Certain Beneficial Owners and Management	6

Executive Compensation	8

Proposal 1: Amendment of the InspireMD, Inc. 2011 UMBRELLA Option Plan to Add an Additional 5,531,900 Shares of Common Stock	12

Proposal 2: Authorization of the Board of Directors, in its Discretion, to Amend our Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of our Common Stock at a Ratio of One-for-Two to One-for-Four, Such Ratio to be Determined by the Board	18

Proposal 3: Ratification of Appointment of Kesselman & Kesselman, Certified Public Accountants, as Our Independent Registered Public Accounting Firm	25

Other Business	26

Submission of Future Stockholder Proposals	26

Annex A: Second Amendment to the InspireMD, Inc. 2011 UMBRELLA Option Plan	A-1

Annex B: Amended and Restated InspireMD, Inc. 2011 UMBRELLA Option Plan	B-1

Annex C: Certificate of Amendment to Amended and Restated Certificate of Incorporation of InspireMD, Inc.	C-1

InspireMD, Inc.
3 Menorat Hamaor St.
Tel Aviv, Israel 67448
Telephone: 972-3-6917691
________________________________________

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 31, 2011
________________________________________

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” for periods prior to the closing of our share exchange transactions on March 31, 2011 refer to InspireMD Ltd., a private company incorporated under the laws of the State of Israel that is now our wholly-owned subsidiary, and its subsidiary, and references to “we,” “us,” “our,” the “Company,” or “InspireMD” for periods subsequent to the closing of the share exchange transactions refer to InspireMD, Inc., a publicly traded Delaware corporation, and its direct and indirect subsidiaries, including InspireMD Ltd. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) on behalf of InspireMD, Inc., a Delaware corporation, to be voted at a special meeting of stockholders of the Company (the “Special Meeting”) to be held on October 31, 2011, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are dated October 11, 2011 and are expected to be first sent or given to stockholders on or about October 11, 2011.

The executive offices of the Company are located at, and the mailing address of the Company is, 3 Menorat Hamaor St., Tel Aviv, Israel 67448.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 31, 2011:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at:

www.proxyvote.com

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”  If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Amendment of the Company’s 2011 UMBRELLA Option Plan to add an additional 5,531,900 shares of common stock (the “Plan Amendment”).

(2)
Authorization of the Board of Directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of one-for-two to one-for-four, such ratio to be determined by the Board (the “Reverse Stock Split”).

(3)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

(4)	Such other business as may properly come before the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact InspireMD, Inc., 3 Menorat Hamaor St., Tel Aviv, Israel 67448, Attn: Investor Relations or call 972-3-6917691 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on September 23, 2011 (the “Record Date”). The Record Date is established by the Board of Directors as required by Delaware law. On the Record Date, 64,278,947 shares of common stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Special Meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote at the Special Meeting, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Columbia Stock Transfer Company, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares.  You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Plan Amendment (Proposal 1) or the Reverse Stock Split (Proposal 2).

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. The ballot will be provided at the Special Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as a “proxy”) to vote your stock at the Special Meeting in accordance with your instructions. The Board of Directors has appointed Ofir Paz, Chief Executive Officer, and Asher Holzer, President and Chairman, to serve as the proxies for the Special Meeting.

Your proxy card will be valid only if you sign, date and return it before the Special Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions.  See “What is a broker non-vote?”  Alternatively, if you want to vote your shares in person at the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy. If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your nominee-held shares in person at the Special Meeting.

Even if you currently plan to attend the Special Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Craig Shore, Chief Financial Officer, Secretary and Treasurer, the inspector of election appointed for the Special Meeting.  Each proposal will be tabulated separately.

What are my choices when voting?

Stockholders may vote for each proposal, against each proposal, or abstain from voting on each proposal.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors recommends that you vote your shares as follows:

Proposal 1—FOR the Plan Amendment.

Proposal 2—FOR the Reverse Stock Split.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the Plan Amendment.

Proposal 2—FOR the Reverse Stock Split.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares.  See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•
Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Special Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•
Giving written notice of revocation to the Company addressed to Craig Shore, Chief Financial Officer, Secretary and Treasurer, at the Company’s address above, which notice must be received before noon on October 28, 2011.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Approval of the Plan Amendment (Proposal 1) and the ratification of the independent registered public accounting firm (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Special Meeting entitled to vote on such proposal that voted for or against such proposal.  Approval of the Reverse Stock Split (Proposal 2) will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding common stock.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have no effect upon the approval of the Plan Amendment (Proposal 1) and the ratification of the independent registered public accounting firm (Proposal 3).  Abstentions will have the same effect as a vote against the approval of the Reverse Stock Split (Proposal 2).

Broker non-votes are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting.  Broker non-votes will have no effect upon the approval of the Plan Amendment (Proposal 1) and the ratification of the independent registered public accounting firm (Proposal 3).  Broker non-votes will have the same effect as a vote against the approval of the Reverse Stock Split (Proposal 2).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Craig Shore by email at craigs@inspiremd.com or phone at 972-3-6917691.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of October 5, 2011 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 3 Menorat Hamaor St., Tel Aviv, Israel 67448.  As of October 5, 2011, we had 65,278,947 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Yuli Ofer (2)	4,518,301		6.9%
Officers and Directors
Ofir Paz	10,263,752	(3)	15.7%
Asher Holzer	10,300,437	(4)	15.8%
Eli Bar	953,638		1.4%
Sol J. Barer (5)	1,000,000		1.5%
Paul Stuka (6)	0		* %
Eyal Weinstein (7)	0		* %
All officers and directors as a group (7 persons)	22,517,827		34.0%
_____________
* Represents ownership of less than one percent.

(1)
Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of October 5, 2011. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Mr. Ofer’s address is 36 Hamesila Street, Herzeliya, Israel.

(3)
This amount does not include 372,528 shares of common stock that Mr. Paz presently holds as trustee for a family trust. Mr. Paz does not have either voting power or dispositive power over these shares and disclaims all beneficial ownership therein.

(4)
This amount does not include 58,923 shares of common stock that Dr. Holzer presently holds as trustee for a family trust. Dr. Holzer does not have either voting power or dispositive power over these shares and disclaims all beneficial ownership therein.

(5)	Dr. Barer’s address is 2 Barer Lane, Mendham, NJ 07945.

(6)	Mr. Stuka’s address is c/o Osiris Partners, LLC, 1 Liberty Square, 5th Floor, Boston, MA 02109.

(7)	Mr. Weinstein’s address is c/o Leorlex Ltd., P.O. Box 15067 Matam, Haifa, Israel 31905.

Change in Control

On March 31, 2011, we completed a series of share exchange transactions pursuant to which we issued the stockholders of InspireMD Ltd. 50,666,663 shares of common stock in exchange for all of InspireMD Ltd.’s issued and outstanding ordinary shares, resulting in the former stockholders of InspireMD Ltd. holding a controlling interest in us and InspireMD Ltd. becoming our wholly-owned subsidiary.

Immediately following the share exchange transactions, we transferred all of our pre-share exchange operating assets and liabilities to our wholly-owned subsidiary, Saguaro Holdings, Inc., a Delaware corporation, and transferred all of Saguaro Holdings, Inc.’s outstanding capital stock to our then-majority stockholder in exchange for the cancellation of shares of our common stock held by such stockholder.

After the share exchange transactions and the divestiture of our pre-share exchange operating assets and liabilities, we succeeded to the business of InspireMD Ltd. as our sole line of business, and all of our then-current officers and directors resigned and were replaced by some of the officers and directors of InspireMD Ltd.

Contemporaneously with the foregoing transactions, we completed a private placement pursuant to which we sold 6,454,002 shares of common stock and five-year warrants to purchase up to 3,226,999 shares of common stock at an exercise price of $1.80 per share for aggregate cash proceeds of $9,013,404 and the cancellation of $667,596 of indebtedness held by investors. In addition, on April 18, 2011 and April 21, 2011, we completed private placements pursuant to which we sold an aggregate of 983,334 shares of common stock and five-year warrants to purchase up to 491,667 shares of common stock at an exercise price of $1.80 per share for aggregate cash proceeds of $1,475,000.

Before the share exchange transactions, our corporate name was Saguaro Resources, Inc., and our trading symbol was SAGU.OB.  On March 28, 2011, we changed our corporate name to InspireMD, Inc. and on April 11, 2011 our trading symbol was changed to NSPR.OB.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth, for our last two fiscal years, the compensation earned by Ofir Paz, our Chief Executive Officer, Asher Holzer, our President and Chairman of the Board, Eli Bar, InspireMD Ltd.’s Vice President of Research and Development, and Lynn Briggs, our former President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(1)	Total ($)(1)

Ofir Paz(3)	2010	118,700	-	-	78,515	197,215
Chief Executive Officer	2009	104,301	-	-	57,755	162,056

Asher Holzer(3)	2010	122,412	-	-	74,813	197,225
President and Chairman	2009	106,879			55,177	162,056

Eli Bar Vice President, Research and	2010	111,667	-	818,509	-	930,176
Development of InspireMD Ltd.	2009	106,001	-	-	-	106,001

Lynn Briggs(4) Former President, CEO, CFO,	2010	-	-	-	-	-
Secretary and Treasurer	2009	-	-	-	-	-

(1)
Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable year.  The average exchange rate for 2010 was 3.7319 NIS per dollar and the average exchange rate for 2009 was 3.9228 NIS per dollar.

(2)	The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes with respect to the years ended December 31, 2009 and 2010, in accordance with SFAS 123R.

(3)	Both Mr. Paz and Dr. Holzer are directors but do not receive any additional compensation for their services as directors.

(4)
Ms. Briggs resigned as our sole officer and director in connection with our share exchange transactions on March 31, 2011.  She received no compensation for services, but was reimbursed for any out-of-pocket expenses that she incurred on our behalf.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information concerning unexercised options outstanding as of December 31, 2010 for each of our named executive officers.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Ofir Paz	-	-	-	-

Asher Holzer	-	-	-	-

Eli Bar	243,481	-	0.001	10/28/2016
	365,224	-	0.001	12/29/2016
	152,177	456,530(1)	0.001	7/22/2020
	20,290	60,871(1)	1.23	7/28/2020

(1)	These options were granted in July 2010 and vest one-twelfth quarterly commencing with the quarter in which they were granted.

2011 UMBRELLA Option Plan

On March 28, 2011, our Board of Directors and stockholders adopted and approved the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”).  Under the Umbrella Plan, we reserved 9,468,100 shares of our common stock as awards to the employees, consultants, and service providers to InspireMD, Inc. and its subsidiaries and affiliates worldwide.

The Umbrella Plan currently consists of three components, the primary plan document that governs all awards granted under the Umbrella Plan, and two appendices: (i) Appendix A, designated for the purpose of grants of stock options and restricted stock to Israeli employees, consultants, officers and other service providers and other non-U.S. employees, consultants, and service providers; and (ii) Appendix B, which is the 2011 U.S. Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to U.S. employees, consultants, and service providers who are subject to the U.S. income tax.

The purpose of the Umbrella Plan is to provide an incentive to attract and retain employees,  officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success.  The Umbrella Plan will be administered by the independent members of our Board of Directors until such time as such authority has been delegated to a committee of the Board of Directors. Unless terminated earlier by the Board of Directors, the Umbrella Plan will expire on March 27, 2021.

Since its adoption, we have granted options to purchase common stock under the Umbrella Plan that are currently outstanding to the following named executive officer:

Name	Shares Subject to Options	Exercise Price	Vesting Schedule	Expiration
Eli Bar	200,000	1.93	One-third annually in 2012, 2013 and 2014 on the anniversary of the grant date	May 23, 2016

Agreements with Executive Officers

Ofir Paz

On April 1, 2005, InspireMD Ltd. entered into an employment agreement with Ofir Paz to serve as InspireMD Ltd.’s chief executive officer.  Such employment agreement was subsequently amended on October 1, 2008 and March 28, 2011. Pursuant to this employment agreement, as amended, Mr. Paz was entitled to a monthly gross salary of $16,040. Mr. Paz was also entitled to certain social and fringe benefits as set forth in the employment agreement, which totaled 25% of his gross salary, as well as a company car. Mr. Paz was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and board of directors approval. Mr. Paz was eligible to receive stock options pursuant to this agreement following its six month anniversary, subject to board approval. If Mr. Paz’s employment was terminated with or without cause, he was entitled to at least six months’ prior notice and would have been paid his salary and all social and fringe benefits in full during such notice period. If Mr. Paz’s employment was terminated without cause, Mr. Paz would also have been entitled to certain severance payments equal to the total amount that was contributed to and accumulated in his severance payment fund. 8.33% of Mr. Paz’s gross monthly salary was transferred to his severance payment fund each month.

On April 1, 2011, in order to obtain more favorable tax treatment in Israel, the employment agreement with Mr. Paz was terminated and InspireMD Ltd entered into a consulting agreement with A.S. Paz Management and Investment Ltd., an entity wholly-owned by Mr. Paz, through which Mr. Paz was retained to serve as InspireMD Ltd’s chief executive officer. Pursuant to this consulting agreement, Mr. Paz is entitled to a monthly consultancy fee of $21,563.  Mr. Paz is also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and board of directors approval. If Mr. Paz’s employment is terminated without cause, he is entitled to at least six months’ prior notice and will be paid his consultancy fee during such notice period. If Mr. Paz’s employment is terminated without cause, he will also be entitled to certain severance payments equal to the total amount that has been contributed to and accumulated in his severance payment fund. The total amount accumulated in his severance payment fund as of September 20, 2011 was approximately $73,000, as adjusted for conversion from New Israeli Shekels to U.S. Dollars. No further contributions are provided for by the consulting agreement. Mr. Paz may be terminated with cause without any advance notice, and upon such termination would not be entitled to the amount that has been contributed to and accumulated in his severance payment fund.

Asher Holzer

On April 1, 2005, InspireMD Ltd. entered into an employment agreement with Dr. Asher Holzer to serve as InspireMD Ltd.’s president. Such employment agreement was subsequently amended on March 28, 2011. Pursuant to this employment agreement, as amended, Dr. Holzer was entitled to a monthly gross salary of $16,040. Dr. Holzer was also entitled to certain social and fringe benefits as set forth in the employment agreement, which totaled 25% of his gross salary, as well as a company car. Dr. Holzer was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and board of directors approval. Dr. Holzer was eligible to receive stock options pursuant to this agreement following its six month anniversary, subject to board approval. If Dr. Holzer’s employment was terminated with or without cause, he was entitled to at least six months’ prior notice and would have been paid his salary and all social and fringe benefits in full during such notice period. If Dr. Holzer’s employment was terminated without cause, Dr. Holzer would also have been entitled to certain severance payments equal to the total amount that was contributed to and accumulated in his severance payment fund. 8.33% of Dr. Holzer’s  gross monthly salary was transferred to his severance payment fund each month.

On April 29, 2011, effective April 1, 2011, in order to obtain more favorable tax treatment in Israel, the employment agreement with Dr. Holzer was terminated and InspireMD Ltd entered into a  consulting agreement with The Israeli Society Ltd., an entity wholly-owned by Dr. Holzer, through which Dr. Holzer was retained to serve as InspireMD Ltd’s president. Pursuant to this consulting agreement, Dr. Holzer is entitled to a monthly consultancy fee of $21,563. Dr. Holzer is also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and board of directors approval. If Dr. Holzer’s employment is terminated without cause, he is entitled to at least six months’ prior notice and will be paid his consultancy fee during such notice period. If Dr. Holzer’s employment is terminated without cause, he will also be entitled to certain severance payments equal to the total amount that has been contributed to and accumulated in his severance payment fund. The total amount accumulated in his severance payment fund as of September 20, 2011 was approximately $79,000, as adjusted for conversion from New Israeli Shekels to U.S. Dollars. No further contributions are provided for by the consulting agreement. Dr. Holzer may be terminated with cause without any advance notice, and upon such termination would not be entitled to the amount that has been contributed to and accumulated in his severance payment fund.

Craig Shore

On November 28, 2010, InspireMD Ltd. entered into an employment agreement with Craig Shore to serve as InspireMD Ltd.’s vice president of business development.  Pursuant to the employment agreement, Mr. Shore was entitled to a monthly gross salary of $8,750, which amount increased to $10,200 upon consummation of our share exchange transactions on March 31, 2011 and which further increased to $10,620 as of July 1, 2011.  Mr. Shore is also entitled to certain social and fringe benefits as set forth in the employment agreement.  Mr. Shore is also entitled to a grant of options to purchase 45,000 restricted ordinary shares of InspireMD Ltd. which were converted into options to purchase 365,223 options to purchase shares of our common stock following the consummation of our share exchange transactions on March 31, 2011; such options shall fully vest if Mr. Shore’s employment is terminated in connection with a change of control.  If Mr. Shore’s employment is terminated without cause, Mr. Shore shall be entitled to at least 30 days’ prior notice and shall be paid his salary in full and all social and fringe benefits during such notice period.  If a major change of control of InspireMD Ltd. occurs, Mr. Shore will be entitled to at least 180 days’ prior written notice and shall be paid his salary in full and all social and fringe benefits during such notice period.  If Mr. Shore is terminated for cause, he is not entitled to any notice.  In addition, if Mr. Shore’s employment is terminated without cause, Mr. Shore shall also be entitled to certain severance payments equal to the product obtained by multiplying the number of months Mr. Shore was employed by InspireMD Ltd. by 8.33% of his gross monthly salary.

Eli Bar

On June 26, 2005, InspireMD Ltd. entered into an employment agreement with Eli Bar to serve as InspireMD Ltd.’s engineering manager.  Pursuant to this employment agreement, Mr. Bar is entitled to a monthly gross salary of $8,750, which amount increased to $10,620 as of July 1, 2011.  Mr. Bar is also entitled to certain social and fringe benefits as set forth in the employment agreement including a company car.  If Mr. Bar’s employment is terminated without cause, he is entitled to at least 60 days’ prior notice and shall be paid his salary in full and all social and fringe benefits during such notice period.  If Mr. Bar’s employment is terminated without cause, Mr. Bar shall also be entitled to certain severance payments equal to the product obtained by multiplying the number of months Mr. Bar was employed by us by 8.33% of his current monthly salary.

2010 Director Compensation

We did not provide any separate compensation to our sole director in 2010.  The following table shows information concerning the directors of InspireMD Ltd., other than Ofir Paz and Asher Holzer, during the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	All Other Compensation ($)	Total ($)
David Ivry(3)	6,083	133,398	-	139,481
Robert Fischell(3)	3,783	133,398	-	137,181
Fellice Pelled (3)	5,885	133,398	-	139,283

(1)	Based on the fair market value of the stock awards on the date of grant in accordance with SFAS 123R.
(2)
As of December 31, 2010, the following directors owned the following number of outstanding options to purchase common stock: David Ivry (121,742), Fellice Pelled (121,742) and Robert Fischell (121,742).

(3)
Each of David Ivry, Robert Fischell and Fellice Pelled resigned as directors of InspireMD, Ltd. on March 31, 2011.  Pursuant to the terms of the directors’ vested options, the vested options expired thirty days after the directors’ resignations.  However, in connection with their resignation, we granted Mr. Ivry and Mr. Pelled replacement options with substantially similar terms to the expired options.

Other than Mr. Paz and Dr. Holzer, we previously paid each director $330 per meeting for each board meeting attended and $1,230 for each quarter served on the Board of Directors.  We also granted annually to each director options to purchase 81,160 shares of our common stock at an exercise price per share equal to the fair market value of our common stock on the grant date.   The options vest over four quarters from the grant date.

We do not currently provide cash compensation to our directors for acting as such, although we may do so in the future. We reimburse our directors for reasonable expenses incurred in connection with their service as directors.  In addition, in connection with their appointment, we made the following option grants to the following directors.  Each grant was made under the Umbrella Plan, except as noted below.

Name	Shares Subject to Options	Exercise Price	Vesting Schedule	Expiration
Sol J. Barer	1,000,000(1)	$1.50	Fully vested.	September 30, 2011

	500,000	$2.50
One-half annually in 2012 and 2013 on the anniversary of the date of grant, provided that if Dr. Barer is (i) not reelected as a director at our 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.
				July 11, 2021

Paul Stuka	100,000	$1.95
One-third annually in 2012, 2013 and 2014 on the anniversary of the date of grant, provided that if Mr. Stuka is (i) not reelected as a director at our 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.
				August 8, 2021

Eyal Weinstein	25,000	$1.95
One-third annually in 2012, 2013 and 2014 on the anniversary of the date of grant, provided that if Mr. Weinstein is required to resign from the Board due to medical reasons, the option vests and becomes exercisable on the date of Mr. Weinstein’s resignation for medical reasons.
				August 8, 2021

(1)	This grant was made outside the Umbrella Plan. Exercised in full on September 28, 2011.

PROPOSAL 1: AMENDMENT OF THE INSPIREMD, INC. 2011 UMBRELLA OPTION PLAN TO ADD AN ADDITIONAL 5,531,900 SHARES OF COMMON STOCK

In General

The Board of Directors is seeking the approval of our stockholders of an amendment to the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”), which was adopted by our Board of Directors on June 30, 2011, subject to stockholder approval (the “Plan Amendment”).  The Plan Amendment increases the number of shares of our common stock available for issuance pursuant to awards under the Umbrella Plan by 5,531,900 shares, to a total of 15,000,000 shares.

On March 28, 2011, our Board of Directors and stockholders adopted and approved the Umbrella Plan.  Under the Umbrella Plan, we reserved a total of 9,468,100 shares of our common stock for issuance pursuant to awards to employees, consultants, and service providers to the Company and its subsidiaries and affiliates (the “Group”).  Our Board of Directors subsequently approved a restatement of the Umbrella Plan on August 25, 2011, subject to stockholder approval of the Plan Amendment, which restatement will incorporate certain additional amendments to the Umbrella Plan that are not subject to stockholder approval.

The Umbrella Plan currently consists of three components, the primary plan document that governs all awards granted under the Umbrella Plan, and two appendices: (i) Appendix A, which is the 2006 Plan (defined below), designated for the purpose of grants of stock options and restricted stock to Israeli employees, consultants, officers and other service providers and other non-U.S. employees, consultants, and service providers (the “Israeli Plan”), and (ii) Appendix B, which is the 2011 U.S. Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to U.S. employees, consultants, and service providers who are subject to the U.S. income tax (the “US Plan”) (unless otherwise noted, a reference herein to the “Umbrella Plan,” includes the Israeli Plan and the US Plan).  Upon the closing of the share exchange transactions, we became the sponsor of the InspireMD Ltd. 2006 Employee Stock Option Plan (the “2006 Plan”) and the 2006 Plan became a sub-plan under Appendix A to the Umbrella Plan.  All outstanding option awards previously granted under the 2006 Plan are treated as granted under the Umbrella Plan.  Thus, all outstanding options to purchase ordinary shares of InspireMD, Ltd. have been converted to options to purchase shares of our common stock.

The purpose of the Umbrella Plan is to provide an incentive to attract and retain employees, consultants, directors, and other service providers whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of such persons in our development and financial success.  We believe that the increase in the number of shares that may be granted and our related ability to continue offering the Umbrella Plan not only provides an incentive for employees, consultants, directors, and other service providers to acquire shares of our common stock, thereby aligning their interests with those of our stockholders, but also enables us to continue to attract and retain the talented individuals necessary for our continued growth and success.

A copy of the Plan Amendment and the amended and restated Umbrella Plan is included as Annex A and Annex B, respectively, to this Proxy Statement.  Below is a summary of certain key provisions of the Umbrella Plan, which is qualified in its entirety by reference to the full text of the Umbrella Plan.

Description of the Umbrella Plan

Effective Date and Expiration.  Unless terminated earlier by the Board of Directors, the Umbrella Plan shall expire upon the earlier of March 27, 2021 or when all of the shares of common stock reserved for issuance have been issued.

Share Authorization; Limitations.  Subject to certain adjustments, unless the Plan Amendment is approved by the stockholders, the number of our shares of common stock that may be issued pursuant to awards under the Umbrella Plan is 9,468,100 shares.  If the Plan Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased to 15,000,000 shares.  Shares are counted only to the extent that are actually issued.  If an award lapses, expires, terminates or is cancelled without the issuance of shares, or if shares are otherwise forfeited under an award, then such shares may again be used for new awards under the Umbrella Plan.  Subject to certain adjustments, no officer of the company subject to Section 16 of the U.S. Securities Exchange Act, as amended, or a “covered employee” as defined in Section 162(m)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) may be granted awards that could result in such individual receiving stock options for more than 1,000,000 shares during any calendar year.

Administration.  The Umbrella Plan will be administered by our Board of Directors until such time as such authority has been delegated to a committee of the Board of Directors (the “Administrator”).  The Administrator will determine the recipients of the awards and the number of shares of common stock subject to such awards.  Subject to the terms of the Umbrella Plan, the terms and conditions of each award of options or restricted stock, including vesting conditions and the effect of a termination of service, will be determined by the Administrator.  Awards granted pursuant to the Umbrella Plan will be evidenced by a written award agreement.  The Administrator will interpret the Umbrella Plan and any awards granted under the plan and any such determination by the Administrator will be final, binding, and conclusive.

Eligibility and Granting of Awards.  The Umbrella Plan authorizes the granting of awards to officers, directors, employees, consultants, and other persons who provide services to the Group.  The Administrator, upon its own action, may grant, but shall not be required to grant, an award to any service provider to the Group.  Awards may be granted by the Administrator at any time and from time to time to new participants, or to then participants, or to a greater or lesser number of participants, and may include or exclude previous participants, as the Administrator shall determine.  Awards granted at different times need not contain similar provisions.  The Administrator’s determinations (including without limitation determinations of which individuals, if any, are to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among participants who receive, or are eligible to receive, awards under the Umbrella Plan.

As of October 5, 2011, there were approximately 150 officers, directors, employees, consultants and service providers eligible to receive awards under the Umbrella Plan.

Stock Options.  Pursuant to the Israeli Plan, the Administrator is authorized to grant stock options to persons subject to the Israeli Income Tax Ordinance (the “Ordinance”).  The Administrator may grant to employees, officers, and directors options under Section 102 of the Ordinance (“Section 102 Options”) and to consultants and other service providers options under Section 3(i) of the Ordinance (“Section 3(i) Options”).  The Administrator may designate Section 102 Options as “Approved 102 Options,” for which the options and shares upon exercise must be held in trust and granted through a trustee, and as “Unapproved 102 Options,” for which the options and shares upon exercise do not have to be held in trust.  As described further below, the type of option and duration of time the option and shares upon exercise are held in trust will determine the tax consequences to the participant.  Of the Approved 102 Options, the Administrator may grant options as “Work Income Options,” for which the options and shares upon exercise must be held in trust for 12 months from the date of grant, or as “Capital Gain Options,” for which the options and shares upon exercise must be held in trust for 24 months from the date of grant.  If the requirements of the Approved 102 Options are not met, the options are regarded as Unapproved 102 Options.  Section 3(i) Options and the shares upon exercise may be held in trust as well, depending upon the agreement between the Administrator, optionee, and the trustee of the trust.  Pursuant to the US Plan, the Administrator is authorized to grant nonqualified stock options that do not qualify for special tax treatment under Section 422 of the Code.

The exercise price per share subject to an option is determined by the Administrator; provided, however, the per share exercise price of an option under the US Plan cannot be less than 100% of the fair market value of a share of common stock on the date of grant.  The Administrator will determine the terms of each option at the time of the grant, including without limitation the methods by or forms in which shares of common stock will be delivered to participants.  The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Administrator, except that the Administrator may not grant options with a term exceeding 10 years.  The Administrator may grant options subject to certain restrictions such as vesting pursuant to an award agreement.

Restricted Stock.  Pursuant to the Umbrella Plan, the Administrator is authorized to grant restricted stock.  Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Administrator.  The Administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the company, the passage of time or other restrictions or conditions.

Vesting.  The Administrator, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Umbrella Plan.  Unless otherwise provided in an award agreement, under the Umbrella Plan, stock options are subject to the following default vesting provisions: (i) ¼ of the options shall vest and become exercisable upon the expiration of 12 months after the date of grant thereof, provided that the participant is continuously providing services from the date of grant until the vesting date; and (ii) the remaining options shall vest and become exercisable in 12 equal portions of 1/16 of the optioned shares, each portion vesting on the last day of each of the 3 month periods, the first of which shall commence on the 1st day following the vesting date described in (i) above, provided that the participant is continuously providing services from the date of grant until the end of the applicable vesting quarter.  For stock options granted pursuant to the Israeli Plan, unless otherwise provided in an award agreement, the options are subject to the following default vesting provisions: ¼ of the options shall vest annually over a 4 year period, beginning with the first anniversary of the date of grant.

Forfeiture.  The Administrator may impose on any award, such additional terms and conditions as the Administrator determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service.  Unless otherwise provided in an award agreement, stock options are subject to the following forfeiture provisions under the Umbrella Plan: (i) upon any termination of service, all unvested options are forfeited; (ii) upon a voluntary termination of service by a participant, vested options terminate 30 days following the date of termination of service; (iii) upon an involuntary termination of service by the Company, vested options terminate 90 days following the date of termination; (iv) upon a termination of service due to disability, vested options terminate 1 year following the date of termination of service; (v) upon a termination of service due to death, vested options terminate 2 years from the date of death; and (vi) upon a termination of service for “cause” (as defined in the Umbrella Plan), all options terminate immediately.  Furthermore, upon a participant’s breach of any confidentiality, non-competition, non-solicitation, non-use or assignment of intellection property undertakings agreement, the Company may cause the participant to forfeit all options (including vested options).  With respect to options granted pursuant to the Israeli Plan, the options are subject to the same forfeiture provisions described above, except that (a) upon an involuntary termination of service by the Company, vested options terminate 60 days following the date of termination, and (b) upon a termination of service due to retirement with the consent of the Company, vested options terminate 1 year following the date of termination of service.

Assignment.  Awards granted under the Umbrella Plan generally may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution.  Options may be exercised, during the lifetime of the participant, only by the participant.  Shares of common stock acquired pursuant to the Umbrella Plan may not be assignable or transferable except pursuant to applicable laws and the incorporation documents of the Company.

Amendment or Discontinuance.  The Board of Directors may at any time and from time to time, alter, amend, revise, suspend, or discontinue the Umbrella Plan in whole or in part.  The Administrator may modify, amend, or cancel any award, or waive any restrictions or conditions applicable to any award or the exercise of the award, provided that any modification or amendment that alters or impairs the rights of the participant, shall be effective only if agreed to by the participant or any other person that may have an interest in the award.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Umbrella Plan as set forth below.  This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences.  This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain stock options and certain types of restricted stock are subject to Section 409A of the Code.

Nonqualified Stock Options.  A participant generally will not recognize income at the time a nonqualified stock option is granted.  When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant.  The participant’s tax basis for common stock acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation.  When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares.  If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares.  If a participant pays the option price of a nonqualified stock option with previously-owned shares, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange.  The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered.  The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value.  The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

Restricted Stock.  A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares.  However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares.  If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to the shares.  At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period.  For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income plus the purchase price paid by the participant, if any, for such shares.

U.S. Federal Tax Withholding.  Any ordinary income realized by a participant upon the exercise of an award under the Umbrella Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act.  To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements.  Alternatively, the Company may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if the Company consents in writing, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment.  Withholding does not represent an increase in the participant’s total income tax obligation since it is fully credited toward his or her tax liability for the year.  Additionally, withholding does not affect the participant’s tax basis in the shares.  Compensation income realized, and tax withheld, will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.  Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company.  To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters.  The Company may not deduct compensation of more than $1,000,000 that is paid to an individual employed by the Company who, on the last day of the taxable year, either is the Company’s principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer).  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation.  If an individual’s rights under the Umbrella Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Israeli Income Tax Consequences

The following description of the Israel income tax consequences of awards of options under the Umbrella Plan is general and does not purport to be complete.

Pursuant to the current Section 102 of the Ordinance, which came into effect on January 1, 2003, options may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options).  The following is a brief discussion of the tax consequences applicable to both types of Section 102 Options.

Grant Through a Trustee.  Options granted through a trustee and held in trust are made either through the capital gains tax track (i.e.,  Capital Gains Options) or the compensation income tax track (i.e., Work Income Options).  Capital Gains Options and Work Income Options can be granted only through a trustee.  Under the capital gains tax track, the Capital Gains Options and the underlying shares have to be held in trust for at least 24 months from their date of grant.  Any gain made on the sale of shares following the 24 month period is subject to a capital gains tax at a current rate of 25%; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares.  Generally, Capital Gains Options are not taxed on their date of grant.  However, in the event that the exercise price of the options is less than the fair market value of the Company’s common stock on the date of grant, a portion of the gain will be deemed compensation income, taxable at the personal marginal tax rate of the participant.  The payment of such tax is made at the time of exercise of the Capital Gains Options.  The portion of the gain that is deemed compensation income is the difference between the average value of the shares as listed on the stock exchange during the 30-day period prior to the date of grant and the exercise price of the option.  If the Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the 24 month period, any resulting income (cash or equivalent) is taxed as compensation income.  If the options have not been exercised, the taxable amount of income is the value of the option.  If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

Under the compensation income tax track, the Work Income Options and the underlying shares have to be held in trust for at least 12 months from their date of grant.  Any gain made on the sale of shares is subject to compensation income tax at the personal marginal tax rate of the respective participant; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares.  Work Income Options are not taxed on their date of grant, but rather when the options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary.  At such time, if the options have not been exercised, the taxable amount of income is value of the option.  If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

A corporate tax deduction is available for the employer in the tax year in which tax is withheld.  The deductible amount is equal to any amount included by a participant as compensation income, except when a participant’s Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the applicable 24 month period.  In such event, any resulting income to the participant is deemed to be compensation income for tax purposes, but there would be no corresponding corporate tax deduction available to the employer.

Grant Not Through a Trustee.  In the case of options not made through a trustee, if the shares are non-marketable securities, the option will not be subject to tax at the date of grant of the option or the exercise of the option.  However, ordinary income tax will be payable upon the sale of the shares acquired upon exercise of the option.  The taxable amount will be the sales proceeds less the aggregate exercise price paid by the participant.  If the shares covered by the option have a market value, then the value of the option is treated as compensation income, and subject to tax at the date of grant.  There is no tax upon the exercise of the option.  However, capital gains tax will be payable on the sale of the shares upon exercise of the option.  The taxable amount will be the sales proceeds, less the value that was taxed at the date of grant and the aggregate exercise price paid by the participant.

Grant of Section 3(i) Options.  Options under Section 3(i) of the Ordinance may be granted to consultants and controlling stockholders (which are excluded from the term employees under Section 102 of the Ordinance).  Grants of options for shares which are non-marketable are not taxed on the date of grant.  However, they are subject to tax at the time of exercise at the ordinary income tax rate, and at the day such shares or sold at the capital gains tax rate.  The difference between the fair market value of the shares at the time of exercise and the exercise price is taxed at the ordinary income tax rate.  Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.  Grants of options for shares which have a market value are subject to tax on the date of grant, exercise of the option, and the sale of the shares.  The value of the option is taxed on the date of grant at the ordinary income tax rate.  The difference between the fair market value of the shares at the time of exercise and the sum of the exercise price and the amounts previously taxed at grant, is taxed at the ordinary income tax rate.  Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.

Restricted Stock. In the event that restricted stock is issued under Section 102 of the Ordinance and held with a trustee, the tax treatment to the stockholder will be the same as that of Approved 102 Options.  If restricted stock is granted under Section 102 of the Ordinance without being held by a trustee, or through the Section 3(i) of the Ordinance, the stockholder will have to get a tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance of the restricted stock, from the restricted stock issuance date to the date when the restriction on the restricted stock is removed, otherwise it might cause an immediate tax event to the stockholder with an immediate withholding tax obligation of the Company.

New Plan Benefits

With respect to the increased number of shares reserved under the Umbrella Plan pursuant to the Plan Amendment, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Umbrella Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Administrator.

The market value of our common stock is $2.00 per share based on the closing price of our common stock on October 5, 2011.

Effect of Approval of Proposal 2

If stockholders approve Proposal 2, which would authorize the Board, in its discretion, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of one-for-two to one-for-four, such ratio to be determined by the Board, then, effective upon the reverse stock split, the 5,531,900 shares proposed to be added by the Plan Amendment would be reduced to between 1,382,975 and 2,765,950 shares, and the total shares authorized under the Umbrella Plan would be reduced to between 3,750,000 and 7,500,000 shares.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Special Meeting entitled to vote on such proposal that vote for or against such proposal is required for the approval of the Plan Amendment.

The Board of Directors recommends a vote FOR the Plan Amendment.

PROPOSAL 2: AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF ONE-FOR-TWO TO ONE-FOR-FOUR, SUCH RATIO TO BE DETERMINED BY THE BOARD

In General

On August 25, 2011, our Board of Directors unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for their approval a proposal to authorize the Board, in its discretion, to amend our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of one-for-two to one-for-four, such ratio to be determined by the Board. Approval of this proposal will grant the Board of Directors the authority, without further action by the stockholders, to carry out such action any time prior to our Annual Meeting of Stockholders in 2012, with the exact exchange ratio and timing to be determined at the discretion of the Board of Directors. The exchange ratio range of one-for-two to one-for-four is based on the recent trading price of our common stock.

Purpose of the Reverse Stock Split

The primary purpose of the proposed reverse stock split is to achieve a stock price above $4.00 per share, which is the minimum stock price necessary to qualify for listing on the Nasdaq Capital Market, where we have submitted an application to list our common stock.  Our common stock, which is currently quoted on the OTC Bulletin Board under the symbol “NSPR”, does not meet this requirement. The Board of Directors has determined that a reverse stock split of our issued and outstanding shares of common stock would be a suitable action to achieve a stock price of $4.00 per share or more. The closing price of our common stock on October 5, 2011 was $2.00 per share.

We believe that being listed on the Nasdaq Capital Market would help support and maintain liquidity of our common stock, that such a listing carries prestige and would increase company recognition, and that it is more attractive to potential future investors than our current OTC Bulletin Board listing, and could therefore enhance our ability to raise capital.

In addition, we are a party to a Securities Purchase Agreement dated March 31, 2011, which requires us to obtain a listing of our common stock on either the NYSE Amex Equities, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange by December 26, 2011.  If we fail to obtain such listing, we will be required to issue additional shares of common stock to each of the purchasers under the Securities Purchase Agreement in an amount equal to ten percent (10%) of the shares sold to them under the Securities Purchase Agreement.  We sold an aggregate of 6,454,002 shares under the Securities Purchase Agreement.  Management and the Board of Directors has reviewed and discussed the requirements of each of the exchanges listed above and determined that we are most likely to be successful in obtaining a listing of our common stock within the required time frame on the Nasdaq Capital Market, and that it is in our best interest to be listed on the Nasdaq Capital Market.

In addition to assisting with our application to list our common stock on the Nasdaq Capital Market, we believe that the reverse stock split would have other benefits:

•
Increase in Eligible Investors.  The increase in stock price that we hope will be achieved through the reverse stock split might also enable the Company to appeal to a broader range of investors, including institutions and other investors, such as funds that are prohibited from buying stocks whose price is below a certain threshold.  This in turn could increase trading volume and liquidity.

•
Increased Broker Interest.  An increase in stock price could help increase broker interest in our common stock.  Because of the trading volatility often associated with lower-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers.  Some of those policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the stock price were substantially higher.

•
Decreased Stock Price Volatility.  The intended increase in our stock price could decrease price volatility, as currently small changes in the price of the common stock result in relatively large percentage changes in the stock price.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that we will be able to meet all of the requirements for listing our common stock on the Nasdaq Capital Market or to meet the continued listing standards of the Nasdaq Capital Market after a reverse stock split.

The Nasdaq Capital Market has several other initial listing requirements applicable to the listing of the common stock and to continue as a listed company thereafter. While we believe we currently meet these standards (other than the minimum bid price requirement described above), we cannot assure you that our common stock will be accepted for listing on the Nasdaq Capital Market following the reverse stock split or that it will maintain compliance with all of the requirements to remain listed. Moreover, there can be no assurance that the market price of the common stock after the reverse stock split will adjust to reflect the decrease in common stock outstanding or that the market price following a reverse stock split will either exceed or remain in excess of the current market price.

If the reverse stock split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of common stock may not improve.

While we believe that a higher share price may help generate investor and broker interest in the common stock, the reverse stock split may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors, investment funds or brokers. A decline in the market price of the common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of the reverse stock split. If the reverse stock split is implemented and the market price of the common stock declines, the percentage decline may be greater than would occur in the absence of the reverse stock split. The market price of the common stock is also based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Board Discretion to Implement the Reverse Stock Split

The Board of Directors believes that stockholder approval of a range of reverse stock split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the Board of Directors with the flexibility to achieve the desired results of the reverse stock split and because it is not possible to predict market conditions at the time the reverse stock split would be implemented. If stockholders approve this proposal, the Board of Directors would carry out a reverse stock split only upon the Board of Directors’ determination that a reverse stock split would be in the best interests of the stockholders at that time. The Board of Directors would then set the ratio for the reverse stock split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the reverse stock split is to be implemented. In determining the ratio, following receipt of stockholder approval, the Board of Directors may consider, among other things:

•	the historical prices and trading volume of the common stock;

•	the then-prevailing trading price and trading volume of the common stock and the anticipated impact of the reverse stock split on the trading market for the common stock;

•	the outlook for the trading price of the common stock;

•	threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in the common stock;

•	our ability to maintain compliance with the listing requirements of the Nasdaq Capital Market; and

•	prevailing general market and economic conditions.

The Board of Directors intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the reverse stock split described above.

Principal Effects of the Reverse Stock Split

Effect on Existing Common Stock

If the reverse stock split is implemented, the number of shares of common stock issued and outstanding will be reduced from 65,278,947 shares (as of October 5, 2011) to between approximately 16,319,737 shares and 32,639,474 shares, depending on which exchange ratio is ultimately effected. Except for the change resulting from the adjustment for fractional shares (described below), the change in the number of shares of common stock outstanding that will result from the reverse stock split will not affect any stockholder’s percentage ownership in the Company. The relative voting and other rights that accompany the shares of common stock would not be affected by the reverse split.

Although the reverse split will not have any dilutive effect on our stockholders (other than de minimus adjustments that may result from the treatment of fractional shares), the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain at 125,000,000.  As a result, additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board may deem advisable without further action by our stockholders, except as required by applicable laws and regulations.  Please see “Potential Anti-Takeover Effects” below for more information.

Effect on Equity Compensation Plans and Outstanding Warrants

The proposed reverse stock split will reduce the number of shares of common stock available for issuance under our Umbrella Plan in proportion to the exchange ratio selected by the Board (including the 5,531,900 shares proposed to be added by the Plan Amendment (Proposal 1), which will be reduced to between 1,382,975 and 2,765,950 shares).

Under the terms of our outstanding equity awards and warrants, the proposed reverse stock split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards and warrants in proportion to the exchange ratio of the reverse stock split and will cause a proportionate increase in the exercise price of such awards and warrants.  The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and warrants will be rounded up to the nearest whole share and no cash payment will be made in respect of such rounding.

The following table contains approximate information relating to our common stock under each of the possible split ratios, based on share information as of October 5, 2011:

	October 5, 2011	One-for-two	One-for-three	One-for-four
Number of authorized shares of common stock	125,000,000	125,000,000	125,000,000	125,000,000

Number of outstanding shares of common stock	65,278,947	32,639,474	21,759,649	16,319,737

Number of shares of common stock reserved for issuance upon exercise of outstanding stock options and warrants	17,122,793	8,561,396	5,707,598	4,280,698

Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans (1)	6,642,843	3,321,421	2,214,281	1,660,711

Number of authorized and unreserved shares of common stock not outstanding	35,955,417	80,477,709	95,318,472	102,738,854

(1)	Assuming approval of the proposed amendment to the Umbrella Plan (Proposal 1).

Potential Anti-Takeover Effect

Since the reverse stock split will result in increased available shares, it may be construed as having an anti-takeover effect. Although neither the Board of Directors nor management views this proposal as an anti-takeover measure, we could use the increased available shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, we could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal our Amended and Restated Bylaws or certain provisions of the Certificate of Incorporation would not receive the requisite vote.  Our Certificate of Incorporation already includes authorization of preferred stock, which can also be seen as an anti-takeover measure, and our Board of Directors can designate the rights, preferences, privileges and restrictions of series of preferred stock without further stockholder action.  Our Certificate of Incorporation and Amended and Restated Bylaws also include other provision that may have an anti-takeover effect.  These provisions:

•	provide that the authorized number of directors may be changed only by resolution of the Board of Directors;

•
provide that all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

•	divide our Board of Directors into three classes, with each class serving staggered three-year terms;

•
do not provide for cumulative voting rights (therefore allowing the holders of a majority of the shares of common stock entitled to vote in any election of directors to elect all of the directors standing for election, if they should so choose);

•	provide that special meetings of our stockholders may be called only by our Board of Directors; and

•
set forth an advance notice procedure with regard to the nomination, other than by or at the direction of our Board of Directors, of candidates for election as directors and with regard to business to be brought before a meeting of stockholders.

There are no other plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Accounting Matters

The par value per share of our common stock will remain unchanged at $0.0001 per share after the reverse stock split.  As a result of the reverse stock split, at the effective time, the stated capital on the Company’s balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged.  In addition, the per share net income or loss of our common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.

Effective Date

If the reverse stock split is implemented, the Company will file a Certificate of Amendment with the Secretary of State of the State Delaware. The reverse stock split will become effective upon the filing of the Certificate of Amendment. No further action on the part of stockholders would be required to either effect or abandon the reverse stock split. If the Board of Directors does not implement the reverse stock split prior to our Annual Meeting of Stockholders in 2012, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed and abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Mechanics of the Reverse Stock Split

Exchange of Stock Certificates

If the reverse stock split is implemented, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Shortly after the reverse stock split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the reverse share split. In connection with the reverse stock split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) until following the announcement by the Company of the completion of the reverse split.

Effect on Registered “Book-entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts.  If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

No fractional shares will be issued. Any fractional share resulting from the reverse stock split will be rounded up to the next whole share.

Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

U.S. Federal Income Tax Considerations

The following is a general summary of certain U.S. federal income tax consequences of the reverse stock split that may be relevant to stockholders. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary only applies to stockholders that hold our common stock as capital assets within the meaning of Code Section 1221 (generally, property held for investment). This discussion is a summary for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) U.S. stockholders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; or (xii) U.S. expatriates.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as the U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the reverse stock split.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. income tax consequences of the reverse stock split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below and that a court would not sustain any such challenge. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders.  The reverse stock split will constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder should not recognize gain or loss as a result of the reverse stock split.  A  stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the reverse stock split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered, and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Taxation of the Company.  The Company will not recognize any gain or loss as a result of the reverse stock split.

Certain Israeli Federal Income Tax Considerations

The following discussion summarizing certain Israeli income tax consequences for Israeli stockholders is based on the Israeli Income Tax Ordinance [New Version], 1961, as amended (the “Tax Ordinance”), Taxation Decision No. 15/07 of the Israeli Tax Authority (the “Taxation Decision”), all of which may change, possibly with retroactive effect, resulting in Israeli income tax consequences that may differ from those discussed below, and is for general information only. The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Israeli Tax Authority regarding the Israeli income tax consequences of the reverse stock split and there can be no assurance that the Israeli Tax Authority will not challenge the statements and conclusions set forth below and that a court would not sustain any such challenge. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Generally, a reverse stock split will not result in the recognition of gain or loss for Israeli income tax purposes. The adjusted tax basis of the aggregate number of new shares of common stock will be the same as the adjusted tax basis of the aggregate number of shares of common stock held by a stockholder immediately prior to the reverse stock split and the holding period of the shares of common stock after the reverse stock split will include the holding period of the shares of common stock held prior to the reverse stock split. No gain or loss will be recognized by the Company as a result of the reverse stock split. In a previous matter, the Israeli Tax Authority determined in 2007 in the Taxation Decision that a reverse stock split shall not be deemed a “sale” under Section 88 of the Tax Ordinance subject, inter alia, to the following terms: (i) the reverse stock split will be made pursuant to an identical conversion ratio to all shares and stockholders of the Company; (ii) as a result of the reverse stock split there shall not be any change in the rights of the Company’s stockholders, including rights to distribution of assets and voting rights; (iii) the reverse stock split shall not include any consideration in cash or equivalent, and shall not be related to any economic benefit to the Company’s stockholders; (iv) the reverse stock split and the equalization of rights as a result thereof will not entitle the stockholders to any compensation; (v) the economic value of the total amount of outstanding shares of the Company shall not be changed as a result of the reverse stock split; and (vi) other than the change in the amount of the Company’s outstanding shares, there shall be no change regarding such shares. The Taxation Decision provides that if all such conditions are met, a tax continuity shall apply to the shares such that the original purchase price and date of such shares shall not be changed for tax purposes.

Vote Required

The affirmative vote of the holders of a majority of the shares of our issued and outstanding common stock is required to authorize the Board, in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of one-for-two to one-for-four, such ratio to be determined by the Board.

The Board of Directors recommends a vote FOR the authorization of the Board, in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of one-for-two to one-for-four, such ratio to be determined by the Board.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF KESSELMAN & KESSELMAN, CERTIFIED PUBLIC ACCOUNTANTS, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Kesselman & Kesselman, Certified Public Accountants (“Kesselman”), a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the fiscal year ending December 31, 2011, subject to stockholder ratification.  Kesselman served as our independent registered public accounting firm for the fiscal years ended December 31, 2010 and 2009.

Representatives of Kesselman will not be present at the Special Meeting, have the opportunity to make a statement if they so desire or be available to respond to appropriate questions.

Audit Fees

Kesselman billed the Company audit fees in the aggregate amount of $112,000 for the year ended December 31, 2010 and $115,000 for the year ended December 31, 2009. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

Kesselman did not bill the Company for any audit-related fees for the years ended December 31, 2010 and 2009.

Tax Fees

Kesselman billed the Company tax fees in the aggregate amount of $29,000 for the year ended December 31, 2010 and $10,300 for the year ended December 31, 2009.  These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Kesselman billed the Company other fees in the aggregate amount of $31,675 for the year ended December 31, 2010 and $0 for the year ended December 31, 2009. These fees relate to review of unaudited pro forma financial statements and to due diligence in connection with the share exchange transactions.

The Board of Directors considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed above, and determined that the payment of such fees was compatible with maintaining the independence of the accountants.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Board of Directors requests that stockholders ratify the appointment by the Board of Directors of Kesselman as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2011.  In the event that the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board of Directors determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Special Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Kesselman as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Board of Directors recommends a vote FOR the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Special Meeting.  If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 3 Menorat Hamaor St., Tel Aviv, Israel 67448.  The proposal must be received a reasonable time before we begin to print and send our proxy materials.  Stockholders wishing to submit proposals to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Amended and Restated Bylaws. To be timely in connection with our next annual meeting, a stockholder proposal must be received by our Secretary at our principal executive offices not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Annex A

SECOND AMENDMENT
TO THE
 INSPIREMD, INC.
2011 UMBRELLA OPTION PLAN

June 30, 2011

           This SECOND AMENDMENT TO THE INSPIREMD, INC. 2011 UMBRELLA OPTION PLAN (this “Amendment”), is made and entered into by InspireMD, Inc., a Delaware corporation (the “Company”).  Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Plan (as defined below).

WHEREAS, the Company sponsors the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”), the 2006 Employee Stock Option Plan (the “Israeli Appendix”), which is a sub-plan to the Umbrella Plan, and the 2011 U.S. Equity Incentive Plan (the “US Appendix”), which is a sub-plan to the Umbrella Plan (collectively, the Umbrella Plan, the Israeli Appendix, and the US Appendix being referred to herein as, the “Plan”); and

WHEREAS, Section 11.2 of the Umbrella Plan permits the Company to amend the Plan at any time, and from time to time; and

WHEREAS, the Company desires to, subject to stockholder approval, increase the total number of shares of Common Stock available for issuance under the Plan from 9,468,100 shares to 15,000,000 shares.

NOW THEREFORE, in accordance with Section 11.2 of the Umbrella Plan, the Plan shall be, and hereby is, amended as follows:

1.           Section 4 of the Umbrella Plan is amended by deleting said Section in its entirety and substituting in lieu thereof the following:

4.           RESERVED SHARES

The Company reserves 15,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) for purposes of the Plan, subject to adjustment in case of subdivision or combination of the Shares of the Company.  Such initial number may be increased from time to time by resolutions of the Board. Any Share under the Plan, in respect of which the right hereunder of a Grantee to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant through Options under the Plan.

The Board may resolve to reserve out of the abovementioned pool (as may be increased from time to time) part of the reserved pool specifically for each separate appendix.

2.            Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * *

[Remainder of Page Intentionally Left Blank
Signature Page to Follow.]

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative, effective as of the date above.

INSPIRE MD, INC.

/s/ Asher Holzer
By:	Asher Holzer
Its:	President and Chairman

Annex B

INSPIREMD, INC.

Amended and Restated 2011 UMBRELLA Option Plan

1.	NAME

This plan, as amended from time to time, shall be known as the InspireMD, Inc. Amended and Restated 2011 UMBRELLA Option Plan (the “Plan”).  InspireMD, Inc. (the “Company”) is amending and restating its 2011 UMBRELLA Option Plan, which was originally adopted and approved by its stockholders on March 28, 2011 (the “Original Plan”).  This amended and restated Plan incorporates certain amendments adopted following the adoption of the Original Plan and replaces the Original Plan in its entirety.

2.	PURPOSE

The purpose and intent of the Plan is to serve as an incentive to attract new employees, consultants and service providers and retain, in the employ of the Company and its subsidiaries and affiliates (together, the “Group”), persons of training, experience and ability by providing them with opportunities to purchase shares of the Company, pursuant to the Plan approved by the board of directors of the Company (the “Board”).

This Plan shall serve as an “umbrella” plan for the Company and the entire Group worldwide. Therefore, if so required, appendices may be added to the Plan for the various international parent or subsidiaries in order to accommodate local regulations that do not correspond to the scope of the Plan, at the discretion of the Board.   Any such appendices that the Company approves for purposes of using this Plan for an international parent or subsidiary will not affect the terms of this Plan for any other country.

Options (“Options”) granted or Shares issued under this Plan shall adhere to all applicable state, federal and foreign laws, including but not limited to the Israeli Income Tax Ordinance (New Version), 1961 (the “Ordinance”).  Such applicable state, federal and foreign laws, including the Ordinance together with any regulations, rules, orders or procedures promulgated thereunder and, all as may be amended from time to time shall be collectively referred as the “Tax Rules”.

Attached hereto as Appendix A is the 2006 Employee Stock Option Plan, designated for Sections 102 and 3(i) of the Ordinance for the purposes of any grant to Israeli employees and officers of the Group and any other service providers or control holders of the Company who are subject to the Israeli Income Tax.

Attached hereto as Appendix B is the 2011 U.S. Equity Incentive Plan, designated for the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for the purposes of any grant to U.S. employees of the Group and any other service providers who are subject to the U.S. Income Tax.

The proceeds received from the issuance of Shares subject to Options (“Option Shares”), upon exercise of Options pursuant to the Plan shall be used for general corporate purposes.

3.	ADMINISTRATION

3.1.
A share option Administrator appointed and maintained by the Board for such purpose (the “Committee” or “Administrator”) shall have the power to administer the Plan.  Notwithstanding the above, the Board shall automatically have a residual authority if no Committee shall be constituted or if such Committee shall cease to operate for any reason whatsoever.  The Board shall appoint the members of the Administrator, and may from time to time remove members from, or add members to, the Administrator.  In this Plan any reference to the term “Administrator” shall also mean the Board if no Committee is operating at that time in the Company.  Notwithstanding anything to the contrary, for purposes of the 2011 U.S. Equity Incentive Plan, to the extent necessary for any award granted thereunder to satisfy the requirements of Section 162(m) of the Code and and/or Rule 16b-3 promulgated under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), member on any such Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b 3 promulgated under the Exchange Act.

3.2.
The Administrator shall select one of its members as its Chairman and shall hold its meetings at such times and places, as the chairman shall determine.  Actions at a meeting of the Administrator at which a majority of its members is present and vote for or acts reduced to or approved in writing by all of the members of the Administrator, shall be the valid acts of the Administrator. The Administrator shall make such rules and regulations for the conduct of its business as it shall deem advisable and may appoint a secretary, who shall keep records of its meetings.

3.3.
The Administrator shall designate participants (the “Grantees”) and approve the grant of Options or Shares to the Grantees.  Without derogating from the foregoing, the Administrator shall be authorized to issue on behalf of the Company, Shares underlying Options, which have been granted by the Administrator and duly exercised.

3.4.
Subject to the provisions of this Plan, the Administrator shall have full authority and discretion, from time to time and at any time, to determine the terms and conditions of respective share options agreements to be signed between the Company and each Grantee individually (“Option Agreement”) including, but not limited to: (i) the time or times and the conditions (including without limitation the accomplishment of various milestones by the Grantee) upon which the Options may vest; (ii) the equal or different exercise price of Options granted to Grantees; and (iii) the nature and duration of restrictions as to transferability.  The Administrator is authorized to: (i) interpret the provisions and supervise the administration of the Plan; (ii) amend, modify and replace terms and conditions of Option Agreements, provided however, that such act in one case or for one or several Grantees, will not automatically entitle any other Grantee to the same treatment, and provided that a material adverse change in any executed Option Agreement requires the consent of the affected Grantee; (iii) convert un-vested Options from previous plans to Options under this Plan, subject to applicable laws; and (iv) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

3.5.
The Administrator may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.  No member of the Board or of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

3.6.
A member of the Board or the Administrator shall be eligible to receive Options under the Plan while serving on the Board or the Administrator, subject to the restrictions of Interested Party Transactions as may be applicable, as defined in the Israeli Companies Law 1999 (the “Companies Law”).

3.7.	The interpretation and construction by the Administrator of any provision of the Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

4.	RESERVED SHARES

The Company reserves fifteen million (15,000,000) shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) for purposes of the Plan, subject to adjustment in case of subdivision or combination of the Shares of the Company.  Such initial number may be increased from time to time by resolutions of the Board.  Any Share under the Plan, in respect of which the right hereunder of a Grantee to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant through Options under the Plan.

The Board may resolve to reserve out of the abovementioned pool (as may be increased from time to time) part of the reserved pool specifically for each separate Appendix.

5.	AWARD OF OPTIONS

5.1.
The Administrator in its discretion may award to Grantees Options to purchase Shares in the Company available under the Plan.  Options may be granted at any time after this Plan has been approved by the Board and until the end of the term of the Plan as provided in Section 11 below. Provided however that Options granted under Section 102(b) of the Ordinance and held in trust by a trustee, approved by the Israeli Tax Authorities in accordance with the provisions of Section 102(a) of the Ordinance, shall not be granted until the lapse of thirty (30) days following the filing of the Plan with the Israeli Tax Authorities of a request by the Company to approve the Plan.  The date of grant of each Option shall be the date specified by the Administrator at the time such grant is made, subject to applicable law (the “Date of Grant”).

5.2.
The Options granted pursuant to the Plan shall be evidenced by a written Option Agreement.  The Option Agreement shall state, inter alia, the number of Shares covered thereby, the dates when the Options may be exercised (subject to Section 8 below), the exercise price and such other terms and conditions as the Administrator in its discretion may prescribe, provided that they are consistent with this Plan.

5.3.
The grant of an Option to a Grantee hereunder, shall neither entitle such Grantee to participate, nor disqualify him/her from participating, in any other grant of Options pursuant to this Plan or any other share incentive or share option plan of the Company or any of its affiliates.

5.4.
Anything in this Plan to the contrary notwithstanding, all grants of Options to directors, officers  and office holders (“Nose Misra” as such term is defined in the Companies Law, as amended from time to time), shall be authorized and implemented in accordance with the provisions of the Companies Law or other applicable related party transactions laws.

6.	OPTION EXERCISE PRICE

The exercise price per Share covered by each Option Agreement (the “Exercise Price”) shall be (i) if the Company is publicly-traded, the closing price of a Share on the Date of Grant, or (ii) if the Company is not publicly-traded, (A) determined by the Administrator, in good faith, based on the reasonable application of a reasonable valuation method, considering factors relevant to the value of the Shares, or (B) determined by a qualified independent appraiser, based on a reasonable valuation method.  Despite the aforesaid, the Administrator may determine the Exercise Price for an Israeli Grantee lower than the fair market value as aforesaid, but subject to the Israeli law as shall be amended from time to time.  Each Option Agreement shall contain the exercise price determined for each Grantee.  Each vested Option shall entitle the Grantee to purchase one Share at the Exercise Price, subject to the provisions of the Plan, the Option Agreement and the Tax Rules.

7.	TERM AND EXERCISE OF OPTIONS

7.1.
Options shall be exercisable pursuant to the terms under which they were awarded as set forth in the Option Agreement and subject to the terms and conditions of this Plan and the Tax Rules; provided, however, that only vested Options may be exercised and that in no event shall an Option be exercisable after the expiration of ten (10) years from the date such Option is granted, unless another period (either shorter or longer) is specifically provided in the Option Agreement (the “Expiration Date”).

Unless the Administrator provides otherwise, vesting of Options granted under the Plan shall be suspended during any unpaid leave of absence.

7.2.	Unless determined otherwise by the Administrator with regard to all or any of the Grantees or the Options, the Options will be exercisable into Option Shares, as follows:

(a)
One fourth (1/4) of the Options shall vest and become exercisable upon the expiration of twelve (12) months after the Date of Grant thereof (the “First Vesting Date”); provided, however, that the Grantee is continuously employed or engaged by the Group from the Date of Grant until the First Vesting Date;

(b)
The remaining Options shall vest and become exercisable in twelve (12) equal potions of one-sixteenth (1/16) of the Option Shares, each portion on the last day of each of the 3-month periods, the first of which shall commence on the first (1st) day following First Vesting Date (each, a “Quarterly Vesting Period”); provided, however, that the Grantee is continuously employed or engaged by the Group from the Date of Grant until the end of the applicable Quarterly Vesting Period.

7.3.	Unless determined otherwise by the Administrator with regard to all or any of the Grantees or the Options, in the event that in any of the following events (each a “Transaction”):

(a)	a merger or consolidation of the Company (a “Merger”) with or into any company (the “Successor Company”) resulting in the Successor Company being the surviving entity; or

(b)
an acquisition of: (i) all or substantially all of the Shares or assets of the Company in one or more related transactions to another party (a “Share Sale”), or (ii) all or substantially all of the assets of the Company, in one or more related transactions to another party, in each case such acquirer of Shares or assets is referred to herein as the “Acquiring Company”;

unvested Options remain outstanding under the Plan shall be treated by the Successor Company or the Acquiring Company, as the case may be, at its sole discretion.  The Successor Company or the Acquiring Company shall have the right, among other alternatives, to substitute the Options (vested and/or unvested) for its own securities (the “Substitute Shares”) or to retain this Plan with no change.  In the event the Successor Company or the Acquiring Company chooses to substitute the Options for Substitute Shares, appropriate equitable adjustments shall be made in the purchase price per share of the Substitute Shares, and all other terms and conditions of the Option Agreements, such as the vesting dates, shall remain in force, all as will be determined by the Board whose determination shall be final.

7.4.
The Administrator shall have full authority to determine any provisions regarding the acceleration of the vesting period of any Option or the cancellation of all or any portion of any outstanding restrictions with respect to any Option or Share upon certain events or occurrences, and to include such provisions in the Option Agreement on such terms and conditions as the Administrator shall deem appropriate.

7.5.
Subject to any provision in the Article of Association of the Company, as amended from time to time (the “Articles”), in the event of a Share Sale or a Merger, each Optionee shall  participate in the Share Sale or the Merger and sell or exchange, as the case may be, all of his or her Option Shares and vested Options in the Company, provided, however, that each such Option Share or Option shall be sold or exchanged at a price or ratio (as the case may be) equal to that of any other share of the same class sold or exchanged under the Share Sale or the Merger (minus the applicable exercise price), in accordance with the provisions of the Company’s Articles of Association, while accounting for changes in such price or ratio due to the respective terms of any such Option.

7.6.
With respect to Option Shares held in trust, the following procedure will apply in the event of a Transaction: the Trustee (as defined below) will transfer the Option Shares held in trust and sign any document in order to effectuate the transfer of Option Shares, including share transfer deeds, provided, however, that the Trustee receives a notice from the Board, specifying that: (i) all or substantially all of the issued outstanding share capital of the Company is to be sold or exchanged, and therefore the Trustee is obligated to transfer the Option Shares held in trust; (ii) the Company is obligated to withhold at the source all taxes required to be paid upon release of the Option Shares from the trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; (iii) the Company is obligated to transfer the consideration for the Option Shares directly to the Optionees subject to the Transaction agreements.

7.7.
Vested Options shall be exercisable by the Grantees by signing and returning to the Company at its principal office, an “Exercise Notice” in such form and substance as may be prescribed by the Administrator from time to time.  The Exercise Notice shall be accompanied by payment of the Exercise Price.

7.8.
Anything herein to the contrary notwithstanding, but without derogating from the provisions of Section 8 hereof, if any Options have not been exercised and the Shares covered thereby not paid for by the Expiration Date, such Options and the right to acquire such Shares shall terminate, all interests and rights of the Grantee in and to the same shall expire, the trust with respect to such Options, if applicable, shall expire and the Shares underlying such Options shall revert back to the Plan.

7.9.
Each payment shall be in respect of a whole number of Shares, shall be effected in cash or by a cashier’s or certified check payable to the order of the Company, and shall be accompanied by a notice stating the number of Shares being paid for thereby.

7.10.
Prior to the registration of the Grantee as holder of Shares in the Company’s register of stockholders upon exercise of the Option and subject to the other provisions of the Plan, the Grantees shall have none of the rights and/or privileges of stockholders of the Company in respect of any Shares purchasable upon the exercise of Options, nor shall the Grantees be deemed to be a class of stockholders or creditors of the Company.  Without prejudice to the generality of the aforesaid, Grantees shall not be entitled to participate in distribution of dividends, or in distribution of assets upon dissolution, nor be entitled to be invited to or participate and vote in General Meetings on account of Options which have not been exercised until thirty (30) days before such distribution or meeting and subject to the other provisions of this Plan and its Appendices.

7.11.
Without derogating from the aforesaid, in the Option Agreement, the Grantee will grant the Company’s CEO or Chairman an irrevocable proxy (a “Voting Proxy”) to (i) represent the Grantee at, and to receive invitation for, all meetings of the stockholders of the Company, and to vote the Grantee’s Option Shares at such meetings in the same proportion as the votes of Company’s stockholders in such meetings; and/or (ii) waive all pre-emptive rights relating to the issuance by the Company of new securities, if the Grantees shall be entitled to such right.  Upon the consummation of an IPO of Company shares, the Voting Proxy will be deemed cancelled and of no further effect.

7.12.
All Shares issued upon the exercise of Options shall be in all aspects, unless specifically otherwise stated herein, subject to and bound by the provisions of the Company’s incorporation documents, as amended from time to time, and by any stockholders’ agreement to which the holders of Shares of the Company are bound.

7.13.	Granting of an Option shall impose no obligation on the recipient to exercise such Option.

8.	TERMINATION OF ENGAGEMENT

8.1
If the Grantee shall cease to be employed or engaged by the Group, as the result of his resignation, then the Grantee shall have the right to exercise the Options, but only to the extent that the Options are exercisable as of the date Optionee resigns (according to the provisions of Section 7 above), within thirty (30) days as of the Termination Date.

8.2
If the Grantee shall cease to be employed or engaged by the Group, as the result of his dismissal without Cause, then the Grantee shall have the right to exercise the Options, but only to the extent that the Options are exercisable on the date of Grantee’s dismissal (according to the provisions of Section 7 above), within ninety (90) days after the Termination Date.

8.3
If the Grantee shall cease to be employed or engaged by the Group as the result of his disability, then the Option, to the extent that it is exercisable by him at the time he ceases to be employed or engaged by the Group, and only to the extent that the Option is exercisable as of such time as defined in Section 7 above, may be exercised by him within one (1) year, after the Termination Date.

8.4
If the Grantee shall die while employed or engaged by the Group, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Section 7 above, to exercise the Option (to the extent that the Optionee would have been entitled to do so at the time of his death) at any time within two (2) years from the date of his death.

8.5
If the Grantee shall be terminated for Cause, then, all Options, (including vested Options) whether exercisable or not on the date that the Group delivers to the employee a termination notice, will expire and may not be further exercised, and the Shares covered by such Options shall revert to the Plan.

8.6
For the purpose of this Plan, “Cause” shall exist if Grantee (i) breaches any of the material terms or conditions of his employment agreement, or agreement to provide services to the Group, including, without limitation, the breach of any duty of non-disclosure or non-competition; (ii) engages in willful misconduct or acts in bad faith with respect to any company in the Group in connection with his employment or other agreement with the Group; or (iii) is convicted of a criminal offence involving moral turpitude.

8.7	For purposes of this Section 8, “Termination Date” shall mean the date on which Optionee’s employment or engagement with a any company in the Group is terminated.

8.8
The reason of termination notwithstanding, if during the period after the termination of engagement during which the Grantee may still exercise Options, the Grantee breaches the confidentiality, non-competition, non-solicitation, non-use or assignment of intellectual property undertakings binding upon the Grantee, the Company shall have the right to effect a forfeiture of all Options (including vested Options) then outstanding, and the Shares covered by such Options shall revert to the Plan.

9.	ADJUSTMENTS AND SUBSTITUTION

Upon the occurrence of any of the following events, a Grantee’s rights to purchase Shares under the Plan shall be adjusted or substituted as hereinafter provided.

9.1.
In the event that the Shares of the Company are subdivided or combined into a greater or smaller number of shares, or if the Shares of the Company are exchanged for other securities of the Company, by reason of a reclassification, recapitalization, consolidation, reorganization, dividend or other distribution (whether in the form of cash, stock or other property), stock split, spin-off, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, then each Grantee shall be entitled, upon exercise of the Options and subject to the conditions herein stated, to purchase such number of Shares or such other securities of the Company as were exchangeable for the number of Shares of the Company which such Grantee would have been entitled to purchase had the Grantee exercised the Options immediately prior to such an event, and appropriate adjustments shall be made in the Exercise Price per share to reflect such subdivision, combination or exchange.

9.2.
Subject to Section 7 above, in the event of a Transaction (defined above), while unexercised Options remain outstanding under the Plan, and the Administrator determines in good faith that adjustment to the Plan or any Option granted under the Plan is required in order to preserve the benefits or potential benefits to the Grantees, the Administrator may at its sole discretion (A) cause the Options to be substituted with the corresponding and adjusted number of options to purchase shares of the surviving entity (or an affiliated entity of the surviving entity), of the same class and the same substitution rate as the shares received by the holders of Shares of the Company in exchange for their Shares, or (B) in the event holders of the Shares received cash as consideration for their Shares in the Transaction, cause the Options to be cancelled in exchange for a cash payment equal to cash they would have received had they exercised their Options immediately prior to the Transaction, as adjusted for the payment of the appropriate exercise price.  In the case of such substitution, appropriate adjustments shall be made in the quantity and exercise price to reflect such action, and all other material terms and conditions of the Option Agreements shall remain in force.

9.3.
In the event that the Company issues any of its Shares or other securities as bonus shares (stock dividend) upon or with respect to all its Shares, which are at the time subject to a right of purchase by a Grantee hereunder, each Grantee upon exercising an Option shall be entitled to receive (if he/she so elects), in addition to the exercised Option Shares, the appropriate number of bonus shares, on the same terms and conditions as offered to the other stockholders holding Shares of the Company, which he/she would have received had the exercise of the Options taken place prior to such issuance.

9.4.
The Administrator shall determine the specific adjustments to be made under this Section 9, and its determination shall be conclusive.  The Administrator’s determination may differ from one Grantee to another, except that a determination of a specific adjustment under Section 9.1 shall be applied in the same manner to all applicable Grantees.

10.	ASSIGNABILITY AND SALE OF SHARES

10.1	Shares purchased hereunder shall not be assignable or transferable except pursuant to applicable laws and the incorporation documents of the Company.

10.2
Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.  This restriction applies also to Grantees which are not natural persons, unless such transfer is approved by the Administrator in writing, at its sole discretion.  The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assignees of the Grantee.

10.3
The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Options under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares upon exercise of the Options under the Plan, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares.  Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of Options to reflect such transfer restrictions.

11.	PERIOD AND AMENDMENT OF THE PLAN

11.1.
The Original Plan was adopted by the Board on March 28, 2011.  This amended and restated Plan was adopted by the Board on August 25, 2011 and shall expire on March 27, 2021, unless earlier terminated in accordance with the terms of the Plan.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

11.2.
The Board may, at any time and from time to time, terminate or amend the Plan in any respect;  provided that, the Company may not alter or impair the rights of a Grantee, without his/her consent, under any Option previously granted to the Grantee.

12.	CONTINUANCE OF ENGAGEMENT

Neither the Plan nor the Option Agreement shall impose any obligation on the Company or a related company thereof, to continue with any Grantee in its employ or to continue to receive services rendered by the Grantee, and nothing in the Plan or in any Option granted pursuant thereto shall confer upon any Grantee any right to continue in the employ or in rendering services to the Company or any other entity of the Group or restrict the right of the Company or any other entity of the Group to terminate such employment or rendering of services or consulting at any time, with or without Cause.

13.	GOVERNING LAW

The Plan, the Appendices and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with, the laws of the State of Israel, except that with respect to tax and corporate matters or issues, the laws of the relevant state or country according any Appendix to this Plan, shall apply.

14.	TAX CONSEQUENCES

Any tax consequences arising from the grant or exercise of any Option or from the payment for Shares or from sale or transfer of the Shares or from any other event or act hereunder (whether of the Grantee or of the Company or any entity within the Group), shall be borne solely by the Grantee.  The Company and/or any entity within the Group shall withhold and/or deduct taxes according to all applicable laws, rules, and regulations, including withholding taxes at source.  Furthermore, to the extent legally permitted, each Grantee agrees to indemnify the Company and/or any other entity within the Group that engages the Grantee and/or the Company’s stockholders and/or directors and/or officers and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.  Except as otherwise required by law, the Company shall not be obligated to honor the exercise of any Option by or on behalf of a Grantee until all tax consequences (if any) arising from the exercise of such Options and sale of such Shares are resolved in a manner reasonably acceptable to the Company.

The Company may, if required under any applicable law, require that an Grantee deposit with the Company, in cash, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold taxes or other amounts incurred by reason of the exercise or the transfer of shares thereupon.

15.	MULTIPLE AGREEMENTS

The terms of each Option and each Option Agreement may differ from other Options granted under the Plan or other Option Agreements signed at the same time, or at any other time.  The Administrator may also authorize more than one Option Agreement to a given Grantee during the term of the Plan, with different terms in each.

16.	NOTICES

Each notice relating to the Plan shall be in writing and delivered in person or by first class mail; postage prepaid, to the address as hereinafter provided.  Each notice shall be deemed to have been given on the date it is received.  Each notice to the Company shall be addressed to it at its principal offices.  Each notice to the Grantee or other person or persons then entitled to exercise an Option shall be addressed to the Grantee or such other person or persons at the Grantee’s last known address.

17.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

18.	TRANSFER OF SHARES

Any issued Option Shares shall, unless such shares are registered in accordance with the United States Securities Act of 1933, as amended (the “Act”) or other similar acts in other countries, be sold only in accordance with exemptions under such Acts.  There shall be no exercises, transfers, sales or other dispositions of issued Option Shares unless such shares are either registered or exempt from registration, provided, however, that in the event of an IPO, such exercise, transfer or other disposition will be subject to any lock up provision as agreed by the Company.

19.	INVESTMENT REPRESENTATION

Each Grantee exercising any Option under the Plan acknowledges, by virtue of such exercise, that the Company has not, as of the date of the approval of this Plan by the Board of Directors, registered the shares covered thereby under the Act.  The Grantee shall sign and deliver to the Company, if requested, a separate investment representation, certificate or such other document as may be required by the Company’s counsel, to such effect; and further providing that the Grantee is acquiring the Option for investment only and not with a view to distribution, provided, however, that such Option, representation, certificate or other document may provide that the said investment restriction shall not be operative as to such Option Shares as may in the future be registered with the Securities and Exchange Commission pursuant to the Act.  Furthermore, the Company may place a legend on any Share certificate delivered to the Grantee to the effect that such Shares were acquired pursuant to an investment representation and without registration of the Shares.

***************************

APPENDIX A

INSPIREMD, INC.

2006 Employee Stock Option Plan

Designated for the Israeli Income Tax Ordinance

ARTICLE I
Purpose

1.
The purpose of this 2006 Employee Stock Option Plan (the “Israeli Plan”) shall be as defined in the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”), and is intended to harmonize the terms and conditions of the Umbrella Plan with applicable Israeli law and provide specific provisions regarding Optionees (as defined below) who are subject to the Ordinance (as defined below).  Unless expressly provided in this Israeli Plan, the provisions of the Umbrella Plan shall apply.

2.
This Israeli Plan is intended to promote the interests of InspireMD, Inc. (the “Company”) and its Affiliates, if any, (the “Group Companies”) by providing present and future officers of the Group Companies, other employees of the Group Companies (including directors of the Group Companies who are also employees of the Group Companies) and consultants of the Group Companies with an incentive to enter into and continue in the employ of the Group Companies and to acquire a proprietary interest in the long-term success of the Group Companies. The Company’s Board of Directors (the “Board of Directors”) shall have the authority to determine additional persons which will be granted rights under the Israeli Plan.

3.
The word “Affiliate”, when used in the Israeli Plan, shall mean any “employer company” within the meaning of Section 102(a) of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”).1

_____________________
1 s. 102 (a) of the Ordinance: “employer company” – any of the following: (1) an employer that is an Israeli resident company or a foreign resident company with a permanent enterprise or a research and development center in Israel, if the Commissioner so approved (for this purpose: the employer), (2) a company that is a controlling member of the employer or of which the employer is a controlling member, or (3) a company controlled by a person if the same person controls the employer.

ARTICLE II
Administration

4.
The Israeli Plan shall be administered by the Board of Directors.  The Board of Directors shall have the authority in its sole discretion, subject and not inconsistent with the express provisions of the Israeli Plan, to administer the Israeli Plan and to exercise all the powers and authorities specifically granted to it under the Israeli Plan as necessary and advisable in the administration of the Israeli Plan, including, without limitation:

a.
To determine which of the eligible, officers, employees, directors, and consultants of the Group Companies or other person shall be granted Options, as that term is defined below (“Optionees”, and each an “Optionee”), provided however, that (a) employees, officers and directors (excluding controlling members as defined in Section 32(9) of the Ordinance2) (“Employees”, and each an “Employee”) may only be granted Options pursuant to Section 102 of the Ordinance and the rules and regulations promulgated thereunder, including the Income Tax Regulations (Tax Relief for Issue of Shares to Employees), 5763 -2003, (“Section 102 Options”); and (b) those who have no employee/employer relationship with the Group Companies and are not ‘office holders’ (such as consultants and service providers), and Controlling Members (“Consultants”, and each a “Consultant”), may only be granted Options pursuant to Section 3(i) of the Ordinance (“Section 3(i) Options”);

b.	To determine the type of options to be granted, i.e. Section 102 Options or Section 3(i) Options (each, an “Option”) the dates on which each Option will be granted (the “Grant Date”);

c.
To determine the number of Shares, as that term is defined below, to which an Option may relate, the terms, conditions and restrictions of each Option, the exercise price of each Option (the “Option Exercise Price”), the date on which each Option becomes exercisable (the “Exercise Date”), the duration of the exercise period and any other restrictions on the exercise of Options issued hereunder;

d.
To determine the form or forms of the option agreements under the Israeli Plan (the “Option Agreement”) (which forms shall be consistent with the terms of the Israeli Plan but need not be identical), any other instruments that constitute or contain a Company obligation to grant an Option under the Israeli Plan (each, a “Grant Instrument”), as that term is defined below, and ancillary documentation;

e.	To determine whether, to what extent, and under what circumstances, an Option may be settled, canceled, forfeited, exchanged or surrendered;

_____________________
2 s. 32(9) of the Ordinance: “controlling member” – a person who holds, directly or indirectly, alone or with a relative, one of the following: (a) at least 10% of the issued share capital or at least 10% of the voting power;  the  right to hold at least 10% of the issued share capital or at least 10% of the voting power, or a right to acquire either; (c) the right to receive at least 10% of the profits; (d) the right to appoint a director.

f.
To construe and interpret the Israeli Plan, Option Agreements, any Option, Grant Instruments and ancillary documentation and to make all other determinations deemed necessary or advisable for the administration of the Israeli Plan; and

g.	To prescribe, amend and rescind rules and regulations relating to the Israeli Plan.

5.	All decisions, determinations and interpretations of the Board of Directors shall be final and binding on all Optionees, unless otherwise determined by the Board of Directors.

6.
Insofar as the Board of Directors is entitled by law to delegate all and any of its powers and authority granted it under this Israeli Plan to a committee of the Board of Directors, the Board of Directors shall be entitled to delegate same to its Remuneration Committee (the “Committee”). The Committee shall select one of its members as its Chairman, and shall hold its meetings at such times and places as it shall determine.  A majority of its members shall constitute a quorum.  All actions of the Committee shall be taken with the approval of a majority of its members.  Any action may be taken by a written document (in lieu of meeting) signed by the Committee, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held.  The Committee may appoint a Secretary who shall keep records of its meetings, and shall make such rules and regulations for the conduct of its business as it shall determine.

7.
The Committee may recommend to the Board of Directors to adopt such rules and regulations for implementing the Israeli Plan as it may deem advisable.  No member or former member of the Board of Directors or of the Committee shall be liable for any action, failure to act, or determination made in good faith with respect to the Israeli Plan or any right granted thereunder.

8.
The Board of Directors may designate Options granted pursuant to Section 102 as (1) “Approved 102 Options” (i.e. Options granted pursuant to Section 102(b) of the Ordinance and held in trust by a trustee for the benefit of the Optionee); or (2) “Unapproved 102 Options” (i.e. Options granted pursuant to Section 102(c) of the Ordinance and not held in trust by a trustee).

9.
The Board of Directors may elect for Approved 102 Options to be classified as either (1) “Work Income Options” that qualify for tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance; or (2) “Capital Gain Options” that qualify for tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance (the “Election”).

10.
Unapproved 102 Options may be granted until the Board of Directors’ Election has been appropriately filed with the Israeli tax authorities, which election must be made at least thirty days before the date of the first grant of an Approved 102 Option under this Israeli Plan or according to the instructions published by the Israeli tax authorities from time to time. The Election shall remain in effect until the end of the subsequent year following the year during which the Board of Directors first granted such Approved 102 Options. During the period indicated in the sentence above, the Board of Directors may grant only the type of Approved 102 Option it has elected, which Election shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance, as amended.  For the avoidance of doubt, such Election shall not prevent the Board of Directors from granting, at all times, Unapproved 102 Options to Employees or Section 3(i) Options to Consultants.

ARTICLE III
Option Shares

11.
The shares to be issued under the Israeli Plan (the “Option Shares”) shall be authorized but unissued shares of common stock, par value $0.0001 per share, of the Company (the “Shares”).  The total number of Shares reserved for issuance under the Israeli Plan shall be equal to the total number of Shares reserved under Section 4 of the Umbrella Plan, subject to any adjustments and reductions made pursuant to the Umbrella Plan.  Such Shares are reserved out of the total number of Shares reserved under Section 4 of the Umbrella Plan.

12.
The number of Shares available for grant of options under the Israeli Plan shall be decreased by the sum of the number of Shares with respect to which Options have been issued and are then outstanding and the number of Shares issued upon exercise of Options.  In the event that any outstanding Option under the Israeli Plan for any reason expires, is terminated, or is canceled, the Shares covered by the unexercised portion of such option may again be subject to Options under the Israeli Plan.

13.
The Company shall at all times during the term of the option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Options granted according to this Israeli Plan, shall pay all original issue taxes, if any, with respect to the issuance of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and shall, from time to time, use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

ARTICLE IV
Exercise Price

14.
Each Option Agreement and Grant Instrument with respect to an Option shall set forth the amount (the “Option Exercise Price”) which will be paid by the Optionee to the Company upon exercise of the Option. Payment shall be made in cash, or by certified check in the manner prescribed in Article VI (Exercise of Options, Termination) hereof.

ARTICLE V
Terms of Options

15.
The Board of Directors shall determine the dates after which, or circumstances in which, Options may be exercised, in whole or in part.  If Options are exercisable in installments, then the installments or portions thereof which are exercisable and not exercised shall remain exercisable until such Options expire or terminate in accordance with the provisions herein.

16.	Notwithstanding any other provision of the Israeli Plan, no Option shall be exercisable after a date ten years from the date of grant of such Option (the “Expiration Date”).

17.	Unless determined otherwise by the Board of Directors with regard to all or any of the Optionees or the Options, the Options will be exercisable into Option Shares, as follows:

a.
One fourth (1/4th) of the Option Shares shall vest and become exercisable upon the expiration of twelve (12) months after the Grant Date thereof (the “First Vesting Date”) provided, however, that the Optionee is continuously employed or engaged by a Group Company from the Grant Date until the end of First Vesting Date;

b.
an additional one fourth (1/4th) of the Option Shares shall vest and become exercisable upon the expiration of twenty four (24) months after the Grant Date of the Option (the “Second Vesting Date”) provided, however, that the Optionee is continuously employed or engaged by a Group Company from the Grant Date until the end of Second Vesting Date; and

c.
an additional one fourth (1/4th) of the Options Shares shall vest and become exercisable upon the expiration of thirty six (36) months after the Grant Date of the Option (the “Third Vesting Date”) provided, however, that the Optionee is continuously employed or engaged by a Group Company from the Grant Date until the end of Third Vesting Date.

d.
an additional one fourth (1/4th) of the Options Shares shall vest and become exercisable upon the expiration of forty eight (48) months after the Grant Date of the Option (the “Fourth Vesting Date”) provided, however, that the Optionee is continuously employed or engaged by a Group Company from the Grant Date until the end of Forth Vesting Date.

ARTICLE VI
Exercise of Options, Termination

18.
Subject to Article X (Trustee) below, the exercise of any Option shall be effected by an Optionee signing and returning to the Company at its principal office a notice of exercise in the form prescribed from time to time by the Company or the Committee (a “Notice of Exercise”), along with payment for the Option Shares purchased thereby.  Such payment will be made in dollars or shekels in accordance with the terms of the specific Option Agreement.

19.
Subject to Article X (Trustee) below, the Company shall issue Option Shares, in the name of the respective Optionee, and deliver to him a certificate or certificates, as the case may be, representing such shares as soon as practicable after a Notice of Exercise and payment for the shares shall be received.  If Article X (Trustee) applies, then exercise of the Options will be subject to the agreement with the Trustee, as that term is defined below, and in accordance with Section 102 of the Ordinance.

20.
The Company may, if required under any applicable law, require that an Optionee deposit with the Company, in cash, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold taxes or other amounts incurred by reason of the exercise or the transfer of shares thereupon.

21.	All Shares purchased upon the exercise of an Option as provided herein shall be fully paid and non-assessable.

22.
In the event that an Option is exercised by any person or persons other than the Optionee, pursuant to Article VII (Non-Transferability of Option Rights), such Notice of Exercise shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

23.
If the Optionee shall cease to be employed or engaged by a Group Company, as the result of his resignation, then the Optionee shall have the right to exercise the Options, but only to the extent that the Options are exercisable as of the date Optionee resigns (according to the provisions of Article V (Terms of Options)), within thirty (30) days as of the Termination Date.

24.
If the Optionee shall cease to be employed or engaged by a Group Company, as the result of his dismissal without Cause, then the Optionee shall have the right to exercise the Options, but only to the extent that the Options are exercisable on the date of Optionee’s dismissal (according to the provisions of Article V (Terms of Options)), within sixty (60) days after the Termination Date.

25.
If the Optionee shall cease to be employed or engaged by a Group Company as the result of his disability or retirement with the consent of the Group Company, then the Option, to the extent that it is exercisable by him at the time he ceases to be employed or engaged by the Group Company, and only to the extent that the Option is exercisable as of such time as defined in Article V (Terms of Options), may be exercised by him within one (1) year, after the Termination Date.

26.
If the Optionee shall die while employed or engaged by a Group Company, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Article V (Terms of Options), to exercise the Option (to the extent that the Optionee would have been entitled to do so at the time of his death) at any time within two (2) years from the date of his death.

27.
If the Optionee shall be terminated for Cause, then, all Options, whether exercisable or not on the date that the Group Company delivers to the employee a termination notice, will expire and may not be further exercised.

28.
For the purpose of this Israeli Plan, “Cause” shall exist if Optionee (i) breaches any of the material terms or conditions of his employment agreement, or agreement to provide services to the Group Company, including, without limitation, the breach of any duty of non-disclosure or non-competition; (ii) engages in willful misconduct or acts in bad faith with respect to any Group Company in connection with his employment or other agreement with a Group Company; or (iii) is convicted of a felony.

29.
In the event of the institution of any legal proceedings directed to the validity of the Israeli Plan or the Option, the Company may, in its sole discretion, and without incurring any liability therefore to the Optionee, terminate the Option.

30.	All terms and conditions herein are subject to any applicable law.

31.	For purposes of this Article VI, “Termination Date” shall mean the date on which Optionee’s employment or engagement with a Group Company is terminated.

ARTICLE VII
Non-Transferability of Option Rights

32.
An Option that is granted hereunder shall not be transferable otherwise than by will or the laws of descent and distribution.  To the extent provided in Article VI (Exercise of Options, Termination), an Option may be exercised, during the lifetime of the Optionee, only by the Optionee.  More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions of the Option Agreement or the Israeli Plan, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect; provided, however, that if the Optionee shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right to exercise the Option to the extent exercisable in accordance with Article VI (Exercise of Options, Termination).

ARTICLE VIII
Adjustments

33.	In the following events (each a “Transaction”):

a.	a merger or consolidation of the Company (a “Merger”) with or into any company (the “Successor Company”) resulting in the Successor Company being the surviving entity; or

b.
an acquisition of: (i) all or substantially all of the shares or assets of the Company in one or more related transactions to another party (a “Share Sale”), or (ii) all or substantially all of the assets of the Company, in one or more related transactions to another party, in each case such acquirer of shares or assets is referred to herein as the “Acquiring Company”;

unexercised Options remain outstanding under the Israeli Plan (the “Unexercised Options”), there shall be substituted for the shares of Shares subject to the Unexercised Options an appropriate number of shares of such class of shares or other securities of the Successor Company or the Acquiring Company, as the case may be (or, if such company is not an operating company, of the first operating company in the ownership chain of such company) (the “Substitute Shares”).  Appropriate equitable adjustments shall be made in the purchase price per share of the Substitute Shares subject to the Unexercised Options, and all other terms and conditions of the Option Agreements, such as the vesting dates, shall remain in force, all as will be determined by the Board of Directors whose determination shall be final.

34.
The Committee shall have full authority to determine any provisions regarding the acceleration of the vesting period of any Option or the cancellation of all or any portion of any outstanding restrictions with respect to any Option or Ordinary Share upon certain events or occurrences, and to include such provisions in the Option Agreement on such terms and conditions as the Committee shall deem appropriate.

35.
Subject to applicable law, the Committee shall have full authority to, at any time and from time to time, without the approval of the stockholders of the Company, (i) grant in its discretion to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having an exercise price lower than provided in the Option (and related Option Agreement) so surrendered and canceled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Israeli Plan, or (ii) effectuate a decrease in the Option Exercise Price of outstanding Options. At the full discretion of the Committee such actions may be brought before the stockholders of the Company for their approval.

36.
Subject to any provision in the Article of Association of the Company, as amended from time to time (the “Articles”), in the event of a Share Sale or a Merger, each Optionee shall  participate in the Share Sale or the Merger and sell or exchange, as the case may be, all of his or her Option Shares and Options in the Company, provided, however, that each such Options Share or Option shall be sold or exchanged at a price or ratio (as the case may be) equal to that of any other share sold or exchanged under the Share Sale or the Merger (minus the applicable exercise price), while accounting for changes in such price or ratio due to the respective terms of any such Option.

37.
With respect to Option Shares held in trust the following procedure will be applied: the Trustee (as defined below) will transfer the Option Shares held in trust and sign any document in order to effectuate the transfer of Option Shares, including share transfer deeds, provided, however, that the Trustee receives a notice from the Board, specifying that: (i) all or substantially all of the issued outstanding share capital of the Company is to be sold or exchanged, and therefore the Trustee is obligated to transfer the Option Shares held in trust; (ii) the Company is obligated to withhold at the source all taxes required to be paid upon release of the Option Shares from the trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; (iii) the Company is obligated to transfer the consideration for the Option Shares directly to the Optionees.

38.	For avoidance of doubt, the Shares issuable upon exercise of the Options will be subject to the provisions of the Articles.

ARTICLE IX
Changes in Capitalization

39.
In case of any Change in Capitalization, as that term is defined below, appropriate equitable adjustments shall be made by the Board of Directors, whose determination shall be final, to the number of shares which may be purchased under the Israeli Plan, and the number of shares and the Option Exercise Price per share which may be purchased under outstanding Option Agreements.  Solely for purposes of this Israeli Plan, “Change in Capitalization” shall mean any increase or reduction in the share capital of the Company, or any change or exchange of the Shares for a different number or kind of shares or other securities, by reason of a reclassification, recapitalization, consolidation, reorganization, dividend or other distribution (whether in the form of cash, stock or other property), stock split, spin-off, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

ARTICLE X
Trustee

40.
Approved 102 Options granted under the Israeli Plan and any Shares allocated or issued upon exercise of such Approved 102 Options, including all rights attaching to such shares, and other shares received subsequently following any realization of rights (including bonus shares), will be allocated or issued to a trustee nominated by the Board of Directors (the “Trustee”) and approved in accordance with the provisions of Section 102 of the Ordinance, and will be held by the Trustee for the benefit of the Optionees.

41.
Approved 102 Options and any shares received following exercise of Approved 102 Options, including all rights attached to such shares, and other shares received subsequently following any realization of rights (including bonus shares), will be held by the Trustee for a period of (i) at least twenty four (24) months from the Grant Date of the Capital Gain Options occurs, or (ii) at least twelve (12) months from the Grant Date of the Work Income Options occurs (the “Trust Period”).  If the requirements for Approved 102 Options are not met, then the Approved 102 Options will be regarded as Unapproved 102 Options.  Notwithstanding the aforesaid, Option Shares received upon the exercise of Options may be sold or transferred, and the Trustee may release such Option Shares (or Approved 102 Options) from trust, prior to the lapse of the Trust Period, provided, however, that tax is paid or withheld in accordance with Section 102(b)(4) of the Ordinance and Section 7 of the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003.  However, the Committee may, in its sole discretion, require an Optionee not to sell the Option Shares or transfer the Options in the Optionee’s name prior to the lapse of the Trust Period.

42.
All rights attaching to any shares received following exercise of Approved 102 Options, and other shares received subsequently following any realization of rights (including bonus shares), will be subject to the same taxation treatment applicable to such received shares.

43.
Section 3(i) Options granted under the Israeli Plan and any shares allocated or issued upon exercise of such Section 3(i) Options and other shares received following any realization of rights, in the Board of Director’s discretion, may be allocated or issued to a Trustee and will be held by the Trustee until all of the terms required for release thereof, as set forth herein and in the applicable Option agreement with the Optionee, are fulfilled, including payment of the required taxes. Anything to the contrary notwithstanding, the Trustee shall not transfer to an Optionee any Section 3(i) Options which were not already exercised into shares by the Optionee.

44.
The Trustee shall not transfer to the Optionee any shares allocated or issued upon exercise of Options prior to the full payment of the Optionee’s tax liabilities arising from or relating to Options which were granted to the Optionee or any shares allocated or issued upon exercise of such Options.

45.
Upon receipt of an Option, the Optionee shall sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with Israeli Plan or any Option or Share granted to the Optionee thereunder.

ARTICLE XI
No Obligation to Exercise Option

46.	Granting of an Option shall impose no obligation on the recipient to exercise such Option.

ARTICLE XII
Use of Proceeds

47.	The proceeds received from the issuance of Option Shares upon exercise of Options pursuant to the Israeli Plan shall be used for general corporate purposes.

ARTICLE XIII
Rights of a Stockholder; Voting Rights

48.
The Optionee shall have no rights of a stockholder with respect to Option Shares to be acquired by the exercise of an Option until a certificate or certificates representing such shares are issued to him following exercise of those Options which are fully vested and exercisable.  Upon issuance of a certificate or certificates, the Optionee shall have the rights of a stockholder attaching to Shares subject to the Voting Proxy defined below.

49.
In the Option Agreement, the Optionee will grant the Trustee an irrevocable proxy (a “Voting Proxy”) to represent the Optionee at all meetings of the stockholders of the Company, and to abstain from voting the Optionee’s Option Shares at such meetings.  Upon the consummation of an IPO of Company shares, the Voting Proxy will be deemed cancelled and of no further effect.

ARTICLE XIV
Employment Rights

50.
Nothing in the Israeli Plan or in any Option granted hereunder shall confer on any Optionee who is an employee or service provider any right to continue in the employ of the Company or a Group Company, or to interfere in any way with the right of the Company or a Group Company to terminate the Optionee’s employment or engagement at any time.

ARTICLE XV
Compliance with the Law

51.
The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Options under the Israeli Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares upon exercise of the Options under the Israeli Plan, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares.  Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of Options to reflect such transfer restrictions.

ARTICLE XVI
Transfer of Shares

52.
Any issued Option Shares shall, unless such shares are registered in accordance with the United States Securities Act of 1933, as amended (the “Act”), be sold only in accordance with exemptions under such Acts. There shall be no exercises, transfers, sales or other dispositions of issued Option Shares unless such shares are either registered or exempt from registration, provided, however, that in the event of an IPO, such exercise, transfer or other disposition will be subject to any lock up provision as agreed by the Company.

ARTICLE XVII
Investment Representation

53.
Each Optionee exercising any Option under the Plan acknowledges, by virtue of such exercise, that the Company has not, as of the date of the approval of this Plan by the Board of Directors, registered the shares covered thereby under the Act.  The Optionee shall sign and deliver to the Company, if requested, a separate investment representation, certificate or such other document as may be required by the Company’s counsel, to such effect; provided, however, that such Option, representation, certificate or other document may provide that the said investment restriction shall not be operative as to such Option Shares as may in the future be registered with the Securities and Exchange Commission pursuant to the Act.  Furthermore, the Company may place a legend on any share certificate delivered to the Optionee to the effect that such shares were acquired pursuant to an investment representation and without registration of the shares.

ARTICLE XVIII
Effectiveness and Term of Plan

54.
This Israeli Plan was originally adopted by the board of directors of Inspire MD Ltd. on June 20, 2006.  The Israeli Plan was subsequently adopted by the Board of Directors and assumed as a sub-plan to the Umbrella Plan on March 28, 2011.  The Israeli Plan shall expire on March 27, 2021, except as to Options outstanding on that date.  No Option shall be granted pursuant to the Israeli Plan after its expiration.  All Shares reserved for issuance under the Israeli Plan, in respect of which the right of an Optionee to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant through Options under the Israeli Plan.

ARTICLE XIX
Amendment or Discontinuance of Plan

55.
The Board of Directors may, without the consent of the stockholders of the Company or the Optionees under the Israeli Plan, at any time terminate the Israeli Plan entirely and at any time, from time to time, amend or modify the Israeli Plan, provided that no such action shall adversely affect Options granted hereunder without the Optionee’s consent, and provided further that no such action by the Board of Directors, without the approval of the stockholders, may increase the total number of Shares which may be purchased pursuant to Options granted under the Israeli Plan.

ARTICLE  XX
Tax Consequences and Other Requirements

56.
The exercise of an Option that is granted hereunder shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.  Any tax obligations arising from the grant or exercise of an Option, from the payment for the Option Shares covered thereby or from any other event or act (of the Company or the Optionee) hereunder, shall be borne solely by the Optionee. Furthermore, the Optionee hereby agrees and undertakes to indemnify the Company, its directors and officers and any Trustee that holds the Options, and hold them harmless against and from any and all liability for any such tax or interest thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

ARTICLE XXI
Governing Law

57.	The Israeli Plan and all instruments issued hereunder shall be governed by and interpreted in accordance with the laws of the State of Israel.

ARTICLE XXII
Notices

58.
Each notice relating to the Israeli Plan shall be in writing and delivered in person or by first class mail; postage prepaid, to the address as hereinafter provided.  Each notice shall be deemed to have been given on the date it is received.  Each notice to the Company shall be addressed to it at its principal offices.  Each notice to the Optionee or other person or persons then entitled to exercise an Option shall be addressed to the Optionee or such other person or persons at the Optionee’s last known address.

ARTICLE XXIII
Interpretation

59.
The interpretation and construction of any terms or conditions of the Israeli Plan, or of this Agreement or other matters related to the Israeli Plan by the Board of Directors shall be final and conclusive.

APPENDIX B

INSPIREMD, INC.

2011 U.S. Equity Incentive Plan

Designated for the U.S. Internal Revenue Code

ARTICLE I
Purpose

1.
The purpose of this U.S. Equity Incentive Plan (the “U.S. Plan”) shall be as defined in the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”), and is intended to harmonize the terms and conditions of the Umbrella Plan with the United States Internal Revenue Code of 1986, as amended (the “Code”) and provide specific provisions regarding Grantees to whom the US Tax Rules apply (the “US Grantees”).  Unless expressly provided in this U.S. Plan, the provisions of the Umbrella Plan shall apply to US Grantees.  Capitalized terms used and not otherwise defined in this U.S. Plan have the meanings given to them in the Umbrella Plan.

2.
With respect to any Grantee who is subject to the reporting requirements of Section 16 of the Exchange Act, the U.S. Plan and all transactions under the U.S. Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.  To the extent any provision of the U.S. Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE II
Options and Shares

3.	The Options granted and the Shares to be issued are as defined under the Umbrella Plan.

a.
Types of Options.  Options shall be granted under the U.S. Plan as Options that do not meet the requirements of Section 422 of the Code.  Options may be granted from time to time by the Board to all employees of the Company or of any parent or subsidiary company of the Company (as defined in Sections 424(e) and (f), respectively, of the Code), and also to all non-employee directors and consultants of the Company or any such other company.

b.
Limitations on Options and Shares.  Notwithstanding anything to the contrary contained herein, subject to adjustment pursuant to Section 9 of the Umbrella Plan, during any calendar year the maximum number of shares with respect to which Options may be granted to an officer of the Company (or any subsidiary) subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code is one million (1,000,000) Shares.

c.
Limitations on Grantees. “Consultant” means any natural person, who is not an employee, rendering bona fide services to the Company or a subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

ARTICLE III
Exercise Price

4.
The Exercise Price shall be as defined under the Plan provided that the Exercise Price shall be equal to the fair market value of the Share on the date of such grant, determined as follows: (i) if the Company is publicly-traded, the closing price of a Share on the Date of Grant; or (ii) if the Company is not publicly-traded, as determined by (A) the Administrator, in good faith, based on the reasonable application of a reasonable valuation method, considering factors relevant to the value of the Shares, or (B) a qualified independent appraiser, based on a reasonable valuation method, which determination being made no more than twelve (12) months before the respective stock option grant date; provided however, that in the event that prior to the end of each such twelve (12) months period subsequent to the relevant appraisal date the Company undergoes an event which will have a material effect on the value of the Share, the Company shall carry out and receive an updated analysis from a qualified independent appraiser regarding the fair market value of the Share for any new grant. Each Option Agreement shall contain the exercise price determined for each Grantee. Each vested Option shall entitle the Grantee to purchase one Share at the Exercise Price, subject to the provisions of the Plan, the Option Agreement and the Tax Rules.

ARTICLE IV
Exercise of Options, Termination

5.	The exercise and termination of any Option shall be as defined under the Plan and shall be subject to the following provisions:

a.
Employees: Exercise of Option After Termination of Employment.  If the Grantee’s employment with (a) the Company, (b) the Group or (d) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e)(3) of the Code) or death, the Grantee may exercise only the rights that were available to the Grantee at the time of such termination and only within the time periods set forth under the Umbrella Plan.  If the Grantee’s employment is terminated as a result of disability, such rights may be exercised only within the time periods set forth under the Umbrella Plan.  Upon the death of the Grantee, his or her designated beneficiary or legal representative shall have the right, at any time within the time periods set forth under the Umbrella Plan, to exercise in whole or in part any rights that were available to the Grantee at the time of death.  Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

b.
Directors: Exercise of Option After Termination of Services as a Director.  If the Grantee ceases to be a Director and no longer serves as a consultant or an employee of the Company or the Group, the Grantee or the Grantee’s legal representative may exercise only the rights that were available to the Grantee at the time of such termination and only within the time periods set forth under the Umbrella Plan.  Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

c.
Consultants: Exercise of Option After Termination of Consulting Relationship/Services Engagement.  If the Grantee’s consulting relationship or other services engagement with the Company or the Group is terminated for any reason, the Grantee or the Grantee’s legal representative may exercise only the rights that were available to the Grantee at the time of such termination and only within the time periods set forth under the Umbrella Plan.  Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

ARTICLE V
Non-Transferability of Option Rights

6.
Any Option granted hereunder shall be subject to the non-transferability restrictions as defined under the Umbrella Plan.  Without derogating from the above, any Option shall not be transferable by the Grantee thereof otherwise than, in the case of an individual, by will or the laws of descent and distribution, and shall be exercisable, during the Grantee’s lifetime, only by the holder.  The Board may waive this restriction in any particular case, provided that the Options may be transferable only to the extent permitted by the Code.

ARTICLE VI
Restricted Stock

7.	The Administrator may at it sole discretion grant Shares pursuant the Plan.

a.
Terms.  The Administrator may issue Shares to employees, non-employee directors and consultants subject to forfeiture or to the Company’s right to repurchase such shares (“Restricted Stock”).  Shares of Restricted Stock may be issued without cash consideration or for such consideration as may be determined by the Administrator.  The Administrator shall determine the duration of the period of time (the “Restricted Period”) during which, the price (if any) at which, and the other conditions under which, the shares may be forfeited or repurchased by the Company and other terms and conditions of such grants.

b.
Restrictions.  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Administrator, during the Restricted Period.  Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the holder, shall contain such legend as the Administrator may require with respect to the restrictions on transfer and, if required by the Administrator, shall be deposited by the holder, together with a stock power endorsed in blank, with the Company.  At the expiration of the Restricted Period with respect to any of such shares, the Company shall deliver a certificate with respect to such shares, without a legend referring to the Plan’s restrictions on transfer, to the Grantee or, if the Grantee has died, to the Grantee’s designated beneficiary or legal representative.

c.
Restricted Stock Purchase Agreement.  Each recipient of Restricted Stock shall enter into a Restricted Stock Purchase Agreement with the Company that shall specify the terms and conditions of such grant of Restricted Stock and shall contain such other terms and conditions not inconsistent with the provisions of the Umbrella Plan and of this U.S. Plan as the Administrator considers necessary or advisable to achieve the purposes of the Umbrella Plan and U.S. Plan or comply with applicable tax and regulatory laws and accounting principles.  The form of such Restricted Stock Purchase Agreement may vary among Grantees.  The Restricted Stock Purchase Agreement may be amended by the Administrator in any respect, provided that the consent of the Grantee shall be required for any amendment, other than an amendment made in order to conform the Restricted Stock Purchase Agreement or the Umbrella Plan or this U.S Plan to restrictions imposed by securities or tax laws or regulations, that would materially and adversely affect the Grantee.

ARTICLE VII
Adjustments and Substitution

8.
Upon the occurrence of any Transaction the required adjustment and substitution shall be implemented as defined under the Plan provided that any such adjustment shall comply with Section 409(A) of the Code.

ARTICLE VIII
Changes in Capitalization

9.
In case of any change in the capitalization of the Company, the appropriate equitable adjustments shall be made as defined under the Umbrella Plan.  Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Umbrella Plan, the US Plan or any Option to violate Section 409A of the Code.  Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

ARTICLE IX
Rights of a Stockholder

10.	The Grantee’s rights with respect to Shares to be acquired by the exercise of an Option shall be as defined under the Umbrella Plan.

ARTICLE X
Compliance with the Law

11.	The Company’s relief from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Options shall be as defined under the Umbrella Plan.

a.
Compliance with Securities Laws.  It shall be a condition to the Grantee’s right to purchase Shares that the Company may, in its discretion, require (a) that the Shares reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s stock may then be listed or quoted, (b) that either (i) a registration statement under the United States Securities Act of 1933, as amended (the “Act”), with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Act and the Grantee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Grantee, or both.  The certificates representing the Shares purchased under any Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

b.
Incorporation of Section 409A of the Code.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an award, issuance, and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including proposed, temporary, or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  Any provision of this Plan that would cause an award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by applicable law).

ARTICLE XI
Tax Consequenses and Withholding

12.	Any tax consequences arising from the grant or exercise of any Option or Shares shall be borne solely by the Grantee as described under the Umbrella Plan.

13.
Without derogating from the above, the Grantee shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in respect of any Option or Shares no later than the date of the event creating the tax liability.  In the Administrator’s sole discretion, such tax obligations may be paid in whole or in part in Shares, including Shares retained from the exercise of the Option or from the grant of Restricted Stock creating the tax obligation, valued at the fair market value of the Shares on the date of delivery to the Company as determined in good faith by the Administrator.  The Company and any of its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Grantee.

ARTICLE XII
Interpretation

14.
The interpretation and construction of any terms or conditions of the Umbrella Plan, or of this U.S. Plan or other matters related to the Umbrella Plan or U.S. Plan by the Administrator shall be final and conclusive.  In the event of any contradiction between this U.S. Plan and the Umbrella Plan, the terms of the Umbrella Plan shall prevail, except of tax issues including provisions in the opinion of the Administrator that related to Section 409A of the Code.

***************************

Annex C

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INSPIREMD, INC.

InspireMD, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.           Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof.

2.           Immediately upon the effectiveness of this amendment to the Corporation’s Certificate of Incorporation (the “Effective Time”), each [         ] ([  ]) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following the Effective Time.

3.           The Certificate of Incorporation of the Corporation is hereby amended by deleting subsection (A) of ARTICLE FOURTH thereof in its entirety and inserting the following in lieu thereof:

“A.  Effective [ ].m. on [         ], 20[  ] (the “Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as and converted (without any further act) into 1/[  ] of a fully paid and nonassessable share of common stock, $0.0001 par value per share, of the Corporation (the “New Common Stock”) without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”), provided that no fractional shares shall be issued to any registered holder Common Stock immediately prior to the Effective Time, and that instead of issuing such fractional shares to such holders, such fractional shares shall be rounded up to the next even number of shares of Common Stock issued as a result of this Reverse Stock Split at no cost to the stockholder.  Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by 1/[  ].”

C-1

4.           Pursuant to the resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of foregoing the amendment.

5.           The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, InspireMD, Inc. has caused this Certificate to be executed by its duly authorized officer on this [  ] day of [        ], 20[  ].

INSPIREMD, INC.

By: _______________________________________
     Name:
     Title:

C-2

INSPIREMD, INC. ATTN: CRAIG SHORE 3 MENORAT HAMAOR ST. TEL AVIV 67448, ISRAEL
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Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

CONTROL # →	000000000000

NAME
THE COMPANY NAME INC. - COMMON
THE COMPANY NAME INC. - CLASS A
THE COMPANY NAME INC. - CLASS B
THE COMPANY NAME INC. - CLASS C
THE COMPANY NAME INC. - CLASS D
THE COMPANY NAME INC. - CLASS E
THE COMPANY NAME INC. - CLASS F
THE COMPANY NAME INC. - 401 K
SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

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	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.
			For	Against	Abstain

1	Amendment of the InspireMD, Inc. 2011 UMBRELLA Option Plan to add an additional 5,531,900 shares of common stock.		☐	☐	☐

2
Authorization of the Board of Directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of one-for-two to one-for-four, such ratio to be determined by the Board.
			☐	☐	☐

3	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.		☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

SHARES
	JOB #				CUSIP #
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)		Date	SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

INSPIREMD, INC
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held October 31, 2011
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Asher Holzer and Ofir Paz, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of InspireMD, Inc. held of record by the undersigned on September 23, 2011 at the Special Meeting of Stockholders to be held at the offices of InspireMD, Inc., located at 3 Menorat Hamaor St., Tel Aviv, Israel 67448, on October 31, 2011, at 8:30 a.m. Israel time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card, as more fully described in the notice of the meeting dated October 11, 2011 and the proxy statement accompanying such notice. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side